                                                                     Exhibit 4.2

                            GRYPHON GOLD CORPORATION

                                       AND

                      COMPUTERSHARE TRUST COMPANY OF CANADA

                                   ----------

                                WARRANT INDENTURE

                        PROVIDING FOR THE ISSUE OF UP TO
                               __ CLASS A WARRANTS

                                   ----------

                                    __, 2005

                                TABLE OF CONTENTS

                                    ARTICLE 1
                                 INTERPRETATION

1.1    Definitions.........................................................    1
1.2    Construction........................................................    5
1.3    Business Day........................................................    6
1.4    Time of the Essence.................................................    6
1.5    Applicable Law......................................................    6
1.6    Severability........................................................    6
1.7    Schedule............................................................    6
1.8    Conflicts...........................................................    7

                                 ARTICLE 2
                             ISSUE OF WARRANTS

2.1    Issue of Warrants...................................................    7
2.2    Form and Terms of Warrants..........................................    7
2.3    Signing of Warrant Certificates.....................................    7
2.4    Certification by the Trustee........................................    8
2.5    Warrantholder Not a Shareholder, Etc................................    8
2.6    Issue in Substitution for Lost Warrant Certificates.................    8
2.7    Warrants to Rank Pari Passu.........................................    9
2.8    Register for Warrants...............................................    9
2.9    Transferee Entitled to Registration.................................   10
2.10   Registers Open for Inspection.......................................   10
2.11   Exchange of Warrants................................................   10
2.12   Ownership of Warrants...............................................   11
2.13   Adjustment of Exercise Rights.......................................   11
2.14   Adjustment Rules....................................................   15
2.15   Postponement of Subscription........................................   16
2.16   Notice of Adjustment of Exercise Rights.............................   16
2.17   No Action after Notice..............................................   17
2.18   No Duty to Inquire..................................................   17
2.19   Rights Issued in Respect of Underlying Securities Issued on
       Exercise............................................................   17

                                 ARTICLE 3
                           EXERCISE OF WARRANTS

3.1    Method of Exercise of Warrants......................................   18
3.2    Expiration of Warrants..............................................   22
3.3    Effect of Exercise of Warrants......................................   22
3.4    Cancellation of Warrant Certificates................................   23
3.5    No Fractional Shares................................................   23
3.6    Securities Restrictions; Legends....................................   24

                                 ARTICLE 4
                                 COVENANTS

4.1    General Covenants...................................................   24
4.2    Trustee Remuneration and Expenses...................................   25
4.3    Performance of Covenants by Trustee.................................   26

                                 ARTICLE 5
                                ENFORCEMENT

5.1    Suits by Warrantholders.............................................   26

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                                      -2-


                                 ARTICLE 6
                        MEETINGS OF WARRANTHOLDERS

6.1    Right to Convene Meetings...........................................   26
6.2    Notice..............................................................   27
6.3    Chair...............................................................   27
6.4    Quorum..............................................................   27
6.5    Power to Adjourn....................................................   28
6.6    Show of Hands.......................................................   28
6.7    Poll and Voting.....................................................   28
6.8    Regulations.........................................................   28
6.9    Company, Trustee and Counsel May Be Represented.....................   29
6.10   Powers Exercisable by Extraordinary Resolution......................   29
6.11   Meaning of Extraordinary Resolution.................................   30
6.12   Powers Cumulative...................................................   31
6.13   Minutes.............................................................   31
6.14   Instruments in Writing..............................................   31
6.15   Binding Effect of Resolutions.......................................   32
6.16   Holdings by the Company or Subsidiaries Disregarded.................   32

                                 ARTICLE 7
                          SUPPLEMENTAL INDENTURES

7.1    Supplemental Indentures.............................................   32
7.2    Successor Corporations..............................................   33

                                 ARTICLE 8
                             CONCERNING THE TRUSTEE

8.1    Trust Indenture Legislation.........................................   33
8.2    Rights and Duties of Trustee........................................   34
8.3    Evidence, Experts and Advisers......................................   34
8.4    Documents Held by Trustee...........................................   35
8.5    Actions by Trustee to Protect Interests.............................   36
8.6    Trustee Not Required to Give Security...............................   36
8.7    Protection of Trustee...............................................   36
8.8    Replacement of Trustee..............................................   36
8.9    Conflict of Interest................................................   37
8.10   Acceptance of Trusts................................................   38
8.11   Trustee Not to Be Appointed Receiver................................   38
8.12   Indemnity of Trustee................................................   38
8.13   Notice..............................................................   38
8.14   Additional Provisions...............................................   39

                                 ARTICLE 9
                                  GENERAL

9.1    Notice..............................................................   39
9.2    Accidental Failure to Give Notice to Warrantholders.................   41
9.3    Counterparts and Formal Date........................................   41
9.4    Satisfaction and Discharge of Indenture.............................   41
9.5    Provisions of Indenture and Warrants for the Sole Benefit of Parties
       and Warrantholders..................................................   41
9.6    Language............................................................   41
9.7    Purchase of Warrants by Company.....................................   42
9.8    Assignment..........................................................   42
9.9    No Waiver, etc......................................................   42
9.10   Further Assurances..................................................   42

                  THIS WARRANT INDENTURE dated __, 2005.

BETWEEN:

          GRYPHON GOLD CORPORATION,
          a corporation existing under the laws of the State of Nevada,

          (hereinafter referred to as the "COMPANY"),

          - and -

          COMPUTERSHARE TRUST COMPANY OF CANADA,
          a trust company organized and existing under the laws of Canada and duly authorized to carry on the trust business in each province of Canada,

          (hereinafter referred to as the "TRUSTEE"),

          WHEREAS the Company is duly authorized to create and issue the common stock purchase warrants designated as "Class A Warrants" to be issued as herein provided;

          AND WHEREAS all things necessary have been done and performed to make the Class A Warrants, when certified by the Trustee and issued as in this Indenture provided, legal, valid and binding upon the Company with the benefits of and subject to the terms of this Indenture;

          AND WHEREAS the Trustee has agreed to enter into this Indenture and to hold all rights, interests and benefits contained herein for and on behalf of those persons who from time to time become holders of Class A Warrants issued pursuant to this Indenture;

          NOW THEREFORE THIS INDENTURE WITNESSES that for good and valuable consideration mutually given, the receipt and sufficiency of which are hereby acknowledged, the Company hereby appoints the Trustee as warrant trustee for the holders of Class A Warrants, to hold all rights, interests and benefits contained herein for and on behalf of those persons who from time to time become holders of Class A Warrants issued pursuant to this Indenture, and it is hereby agreed and declared as follows:

                                   ARTICLE 1
                                 INTERPRETATION

1.1  DEFINITIONS

     In this Indenture, unless there is something in the subject matter or context inconsistent therewith, the following phrases and words shall have the meanings set out below and grammatical variations of such terms shall have corresponding meanings:

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                                      - 2 -


"ACCREDITED INVESTOR" means an "accredited investor" as defined in Rule 501(a) of Regulation D;

"APPLICABLE LEGISLATION" has the meaning set out in Section 8.1(a);

"BUSINESS DAY" means a day other than a Saturday, Sunday or civic or statutory holiday in Toronto, Ontario or the City of Golden, Colorado;

"CAPITAL REORGANIZATION" has the meaning set out in Section 2.13(e);

"COMMON SHARES" means the fully paid and non-assessable shares of common stock in the capital of the Company, as currently constituted;

"COMPANY" means Gryphon Gold Corporation, a corporation existing under the laws of the State of Nevada, and its successors from time to time;

"COMPANY'S AUDITORS" means Ernst & Young LLP or any other independent chartered accountant or firm of chartered accountants duly appointed as auditors of the Company from time to time;

"COUNSEL" means a lawyer or a firm of lawyers (who may be counsel for the Company) acceptable to the Trustee, acting reasonably;

"CURRENT MARKET PRICE PER COMMON SHARE" means, at any date, the Canadian dollar volume weighted average closing price per Common Share for the 20 consecutive Trading Days commencing on the Trading Day immediately before such date on the TSX or, if the Common Shares are not then listed on the TSX then on such other stock exchange or Nasdaq on which the Common Shares are then listed or quoted as may be selected by the directors of the Company or, if the Common Shares are not then listed or quoted on any stock exchange or Nasdaq then on such other stock exchange on which the Common Shares are then listed as may be selected by the directors of the Company or, if the Common Shares are not then listed on a stock exchange, on the over-the-counter market (provided that, in each case, if such average price is not in U.S. dollars, such price will be translated into U.S. dollars using the then applicable Exchange Rate); provided that, if there is no market for the Common Shares during all or part of such period during which the Current Market Price per Common Share would otherwise be determined, the Current Market Price per Common Share shall in respect of all or such part of the period be determined by a nationally-recognized firm of chartered accountants appointed by the Company (who may be the Company's auditors), in each case appropriately adjusted to take into account the occurrence during such 20-Trading Day period of any event that would result in an adjustment of the Exercise Price pursuant to Section 2.13;

"DIRECTOR" means a director of the Company for the time being and, unless otherwise specified herein, reference herein to an "ACTION OF THE DIRECTORS" means an action by the directors of the Company as a board or, whenever duly empowered, an action by a committee of directors;

"DIVIDENDS PAID IN ORDINARY COURSE" means such dividends paid in cash on the Common Shares in any fiscal year of the Company to the extent that such dividends in the aggregate do not exceed in amount or value the greatest of:

     (a) 110% of the aggregate amount or value of the dividends paid by the Company on its Common Shares in the 12 consecutive months ended immediately prior to the first day of such fiscal year;

     (b) 25% of the consolidated net earnings of the Company before extraordinary items and after dividends paid on any and all preferred shares of the Company for the most recently completed fiscal year (such consolidated net earnings to be shown in the audited financial statements of the Company prepared in accordance with United States generally accepted accounting principles); and

     (c)  10% of the Shareholders' Equity.

"ELIGIBLE INSTITUTION" means a Canadian chartered bank, a major trust company in Canada, a firm which is a member of a recognized stock exchange in Canada, a member of the Investment Dealers Association of Canada, a national securities exchange in the United States or the National Association of Securities Dealers, Inc., or a participant in the Securities Transfer Agents Medallion (STAMP) Program;

"EXCHANGE RATE" means, on any date for determination, the rate at which United States dollars may be exchanged into Canadian dollars calculated using the noon buying rate in The City of New York for cable transfers in Canadian dollars as certified for customs purposes by the Federal Reserve Bank of New York; provided that in the event that such rate is not quoted or published by the Federal Reserve Bank of New York, the Exchange Rate shall be determined by reference to such other publicly available service for displaying exchange rates as may be determined by the Company;

"EXERCISE DATE", with respect to any Warrant, means the date during the Exercise Period on which such Warrant is surrendered for exercise in accordance with the provisions of Article 3;

"EXERCISE PERIOD", with respect to any Warrant, means the period beginning at the date hereof and ending at the Expiry Time;

"EXERCISE PRICE" means, at any time, CDN$__ per Common Share, unless such price shall have been adjusted in accordance with the provisions of Sections 2.13 and 2.14, in which case it shall mean the adjusted price in effect at such time;

"EXPIRY DATE", with respect to any Warrant, means __, __;

"EXPIRY TIME" means 5:00 p.m. (Toronto time) on the Expiry Date;

"EXTRAORDINARY RESOLUTION" has the meaning set out in Section 6.11;

"ISSUER BID" has the meaning set out in Section 2.13(d);

"NASDAQ" means the Nasdaq National Market;

"PERSON" includes, without limitation, an individual, corporation, partnership, joint venture, trust, firm, unincorporated organization or any other legal or business entity;

"REGISTRATION STATEMENT" means the Company's registration statement filed with the SEC under the 1933 Act, registering the Common Shares issuable upon exercise of the Class A Warrants;

"REGULATION D" means Regulation D under the 1933 Act;

"REGULATION S" means Regulation S under the 1933 Act;

"RIGHTS OFFERING" has the meaning set out in Section 2.13(b);

"RIGHTS PERIOD" has the meaning set out in Section 2.13(b);

"SEC" means the United States Securities and Exchange Commission;

"SHARE REORGANIZATION" has the meaning set out in Section 2.13(a);

"SHAREHOLDER" means a holder of record on the books of the Company of one or more Common Shares;

"SHAREHOLDERS' EQUITY" means the aggregate of all classes of share capital, other paid in capital, retained earnings/deficit and any and all surplus accounts and reserves as shown on the audited financial statements of the Company for the most recently ended fiscal year prepared in accordance with United States generally accepted accounting principles;

"SPECIAL DISTRIBUTION" has the meaning set out in Section 2.13(c);

"SUCCESSOR" has the meaning set out in Section 7.2, unless the context otherwise requires;

"TRADING DAY" means any day on which trading occurs on the TSX (or such other exchange or market provided for in the definition of "CURRENT MARKET PRICE"), and at least one trade of at least one board lot of Common Shares occurs on such day;

"TRUSTEE" means Computershare Trust Company of Canada, a trust company organized and existing under the laws of Canada, or its successors for the time being in the trusts hereby created;

"TSX" means The Toronto Stock Exchange;

"UNDERLYING SECURITIES" means the Common Shares issuable upon the exercise of the Warrants, including the shares or other securities or property issuable upon the exercise of the Warrants as a result of any adjustment of exercise rights pursuant to Sections 2.13 and 2.14;

"UNITED STATES" means "UNITED STATES" as defined in 902(l) of Regulation S;

"U.S. PERSON" means a "U.S. PERSON" as defined in Rule 902(k) of Regulation S;

"U.S. PROSPECTUS" means a prospectus meeting the requirements of Section 10(a) of the 1933 Act;

"U.S. PURCHASER" means (i) a person in the United States, (ii) a U.S. Person or person purchasing on behalf, or for the benefit or account, of any U.S. Person or person in the United States, (iii) a person who was in the United States at the time the order was made to exercise Class A Warrants or (iv) a person who executed or delivered a Warrant Exercise Form while in the United States;

"U.S. AGENT" means Computershare Trust Company, Inc. or any replacement agent of the Trustee designated by the Trustee, with the approval of the Company, from time to time;

"WARRANT CERTIFICATES" has the meaning set out in Section 2.1;

"WARRANT EXERCISE FORM" means the warrant exercise form attached to the Warrant Certificates;

"WARRANTHOLDER" or "HOLDER" means a person whose name is entered for the time being in the register maintained pursuant to Section 2.8(b) and, for greater certainty, in respect of any action to be taken by a holder in respect of his Warrants, means the holder or his successors, executors, administrators or other legal representatives or his or their attorney duly appointed by instrument in writing in form, substance and execution satisfactory to the Trustee with signatures guaranteed by an Eligible Institution;

"WARRANTHOLDERS' REQUEST" means an instrument signed in one or more counterparts by Warrantholders holding in the aggregate not fewer than 25% of the then outstanding Warrants, requesting the Trustee to take some action or proceeding specified therein;

"WARRANTS" or "CLASS A WARRANTS" means the up to __ Class A Warrants of the Company issuable hereunder;

"WRITTEN ORDER OF THE COMPANY", "WRITTEN REQUEST OF THE COMPANY", "WRITTEN CONSENT OF THE COMPANY", "CERTIFICATE OF THE COMPANY" and any other document required to be signed by the Company means, respectively, a written order, request, consent, certificate or other document signed in the name of the Company by any one of the chairman of the board of directors, chief executive officer, president, secretary, or any vice-president of the Company, and may consist of one or more instruments so executed; and

"1933 ACT" or "SECURITIES ACT" means the United States Securities Act of 1933, as amended.

1.2  CONSTRUCTION

     In this Indenture, unless otherwise expressly stated or the context otherwise requires:

     (a) the division of this Indenture into Articles and Sections, the provision of a table of contents and the insertion of headings are for convenience of reference only and shall not affect the construction or interpretation of this Indenture;

     (b) the terms, "THIS INDENTURE", "HEREIN", "HEREBY", "HEREOF" and "HEREUNDER" and similar expressions refer to this warrant indenture and not to any particular

          Article, Section or other portion hereof and include any agreement or instrument supplemental or ancillary hereto;

     (c) references to Articles, Sections and Schedules are to the specified Articles or Sections of or Schedules to this Indenture;

     (d) words importing the singular include the plural and vice versa and words importing any gender shall include the masculine, feminine and neutral genders;

     (e) all references herein and in the Warrant Certificates to dollar amounts are references to United States dollars; and

     (f) the words "INCLUDES" and "INCLUDING", when following any general term or statement, is not to be construed as limiting the general term or statement to the specific items or matters set forth or to similar items or matters, but rather as referring to all other items or matters that could reasonably fall within the broadest possible scope of the general term or statement.

1.3  BUSINESS DAY

     In the event that any day on or before which any action is required or permitted to be taken hereunder is not a Business Day, then such action shall be required or permitted to be taken on or before the requisite time on the next succeeding day that is a Business Day.

1.4  TIME OF THE ESSENCE

     Time shall be of the essence in all respects in this Indenture and the Warrants.

1.5  APPLICABLE LAW

     This Indenture (and any amendments hereto and instruments supplemental hereto), and the Warrants shall be governed by and construed and enforced in accordance with the laws of the Province of Ontario, subject to the Nevada General Business Corporation Law of the State of Nevada. The parties irrevocably attorn and submit to the non-exclusive jurisdiction of the courts of the Province of Ontario with respect to any matter arising under or related to the Indenture.

1.6  SEVERABILITY

     If any provision of this Indenture shall be held by any court of competent jurisdiction to be invalid or unenforceable, in whole or in part, such invalidity or unenforceability shall not affect the validity or enforceability of the remaining provisions, or part thereof, of this Indenture and such remaining provisions, or part thereof, shall remain enforceable and binding.

1.7  SCHEDULE

     The following schedule is attached to and forms part of this Indenture:

     Schedule A - Form of Warrant Certificate

     Schedule B - Form of Warrant Exercise Certification

1.8  CONFLICTS

     In the event there is any conflict between this Indenture and any Warrant Certificate, the provisions under this Indenture shall govern and prevail.

                                   ARTICLE 2
                                ISSUE OF WARRANTS

2.1  ISSUE OF WARRANTS

     A maximum of __ Warrants entitling the holders thereof to purchase an aggregate maximum of __ Common Shares (or such other kind and amount of Underlying Securities determined pursuant to the provisions of Sections 2.13 and 2.14, if applicable) are hereby created and authorized to be issued hereunder upon the terms and conditions herein set forth. Certificates evidencing the Warrants (the "WARRANT CERTIFICATES") shall be executed by the Company and certified by or on behalf of the Trustee upon written order of the Company and delivered by the Company in accordance with Sections 2.3 and 2.4.

2.2  FORM AND TERMS OF WARRANTS

     (a) The Warrant Certificates shall be substantially in the form set out in Schedule A hereto, shall be dated as of the date hereof (regardless of their actual date of issue), shall be fully registered and shall have such distinguishing letters and numbers as the Company may, with the approval of the Trustee, prescribe and may include a translation into the French language. Warrant Certificates may be typewritten, engraved, lithographed, printed or mimeographed as the Company may determine. No change in the form of the Warrant Certificate shall be required by reason of any adjustment made pursuant to this Article 2.

     (b) Each Warrant authorized to be issued hereunder shall entitle the holder thereof to purchase (subject to Sections 2.13, 2.14 and 3.1), for the Exercise Price, one Common Share, or such other kind and amount of Underlying Securities calculated pursuant to the provisions of Sections 2.13 and 2.14, as the case may be, at any time after the issuance of such Warrant and prior to the Expiry Time in accordance with the provisions of this Indenture.

     (c) Any legends to be typed on to the Warrant Certificates or the Underlying Securities shall be typed thereon in accordance with the provisions of this Indenture upon the written direction of the Company. The Trustee and the Company shall have no duty to ensure that the Warrantholders comply with the provisions of any such legend.

2.3  SIGNING OF WARRANT CERTIFICATES

     The Warrant Certificates shall be signed by any officer of the Company, and may but need not be under the corporate seal of the Company or a reproduction thereof. The signature of such officer may be mechanically reproduced in facsimile, and Warrant Certificates bearing such facsimile signatures shall be binding upon the Company as if they had been manually signed by such officer. Notwithstanding that the person whose manual or facsimile signature appears on any Warrant Certificate as such officer may no longer hold office at the date of issue of such Warrant Certificate or at the date of certification or delivery thereof, any Warrant Certificate signed as aforesaid shall, subject to Section 2.4, be valid and binding upon the Company and the registered holder thereof shall be entitled to the benefits of this Indenture.

2.4  CERTIFICATION BY THE TRUSTEE

     (a) No Warrant Certificate shall be issued or, if issued, shall be valid for any purpose or entitle the registered holder to the benefit hereof or thereof until it has been certified by manual signature by or on behalf of the Trustee in the form of the certificate set out in Schedule A and such certification by the Trustee upon any Warrant Certificate shall be conclusive evidence as against the Company that the Warrant Certificate so certified has been duly issued hereunder and the holder is entitled to the benefits hereof.

     (b) The certification of the Trustee on Warrant Certificates issued hereunder shall not be construed as a representation or warranty by the Trustee as to the validity of this Indenture or the Warrants (except the due certification thereof), and the Trustee shall in no respect be liable or answerable for the use made of the Warrants or any of them or of the consideration therefor except as otherwise specified herein.

2.5  WARRANTHOLDER NOT A SHAREHOLDER, ETC.

     The holding of a Warrant shall not be construed as conferring upon a Warrantholder any right or interest whatsoever as a Shareholder nor entitle the holder to any right or interest in respect thereof (including the right to vote at, to receive notice of or to attend meetings of Shareholders or any other proceedings of the Company, or any right to receive dividends and other distributions) except as expressly provided herein or in the Warrants.

2.6  ISSUE IN SUBSTITUTION FOR LOST WARRANT CERTIFICATES

     (a) In the case where any Warrant Certificate shall become mutilated or be lost, destroyed or stolen, the Company, subject to applicable law and
          Section 2.6(b), shall issue and thereupon the Trustee shall certify and deliver a new Warrant Certificate of like tenor as the one mutilated, lost, destroyed or stolen in exchange for and in place of and upon cancellation of such mutilated certificate, or in lieu of and in substitution for such lost, destroyed or stolen certificate, and the substituted certificate shall be in a form approved by the Trustee and shall be entitled to the benefits hereof and such substituted certificate shall rank equally in accordance with its terms with all other Warrant certificates issued or to be issued hereunder.

     (b) The applicant for the issue of a new Warrant Certificate pursuant to this Section 2.6 shall bear the cost of the issue thereof and in case of loss, destruction or theft shall, as a condition precedent to the issue thereof, furnish to the Company and to the Trustee such evidence of ownership and of the loss, destruction or theft of the certificate so lost, destroyed or stolen as shall be satisfactory to the Company and to the Trustee in their sole discretion, and such applicant also may be required to furnish an indemnity or security in amount and form satisfactory to the Company and the Trustee in their sole discretion and shall pay the reasonable charges of the Company and the Trustee in connection therewith.

2.7  WARRANTS TO RANK PARI PASSU

     All Warrants shall rank pari passu, whatever may be the actual date of issue of the Warrant Certificates evidencing same.

2.8  REGISTER FOR WARRANTS

     (a) The Company hereby appoints the Trustee as registrar of the Warrants. The Company may hereafter, with the consent of the Trustee, appoint one or more additional registrars of the Warrants.

     (b) The Company shall cause to be kept by the Trustee at its principal office in the City of Toronto, Ontario:

          (i) a register of holders of Warrants in which shall be entered the names and addresses of the holders of the Warrants and of the number of Warrants held by them; and

          (ii) a register of transfers of Warrants in which shall be entered the date and other particulars of each transfer of Warrants.

     (c)  No transfer of a Warrant shall be valid unless made by:

          (i) the holder or his successors, executors, administrators or other legal representatives or his or their attorney duly appointed by an instrument in writing in form and execution satisfactory to the Trustee with signatures guaranteed by an Eligible Institution; or

          (ii) the liquidator of, or a trustee in bankruptcy for, a Warrantholder,

and in compliance with such reasonable requirements as the Trustee and the Company may prescribe (including the requirement to provide evidence of satisfactory compliance with applicable securities laws) and recorded on the register of transfers maintained by the Trustee pursuant to Section 2.8(b), nor until all stamp taxes or governmental or other charges arising by reason of such transfer have been paid by the Warrantholder. Subject to the Trustee complying with the provisions of this Indenture, the Trustee may assume compliance with applicable securities laws unless otherwise notified in writing by the Company.

2.9  TRANSFEREE ENTITLED TO REGISTRATION

     The transferee of a Warrant shall, after the transfer form printed on the Warrant Certificate and any other form of transfer acceptable to the Trustee is duly completed and the Warrant is lodged with the Trustee at its principal office in the City of Toronto, Ontario, or at the principal office of the U.S. Agent in the City of Golden, Colorado (or at such additional place or places as may be designated by the Company from time to time with the approval of the Trustee) and upon compliance with all other conditions in that regard required by this Indenture or by law, be entitled to have his name entered on the register of holders as the owner of such Warrant free from all equities or rights of set-off or counterclaim between the Company and the transferor or any previous holder of such Warrant, save in respect of equities of which the Company or the transferee is required to take notice by statute or by order of a court of competent jurisdiction.

2.10 REGISTERS OPEN FOR INSPECTION

     The registers referred to in Section 2.8 shall be open at all reasonable times during business hours on a Business Day for inspection by the Company, the Trustee or any Warrantholder. The Trustee shall, from time to time when requested to do so by the Company, furnish the Company with a list of the names and addresses of holders of Warrants entered in the register of holders kept by the Trustee and showing the number of Underlying Securities that might then be acquired upon the exercise of the Warrants held by each such holder.

2.11 EXCHANGE OF WARRANTS

     (a) Warrant Certificates may, upon compliance with the reasonable requirements of a Trustee, be exchanged for Warrant Certificates in any other authorized denomination representing in the aggregate the same number of Warrants. The Company shall sign and the Trustee shall certify, in accordance with Sections 2.3 and 2.4, all Warrant Certificates necessary to carry out the exchanges contemplated herein.

     (b) Warrant Certificates may be exchanged at the principal stock and bond transfer office of the Trustee in the City of Toronto, Ontario and may be tendered for exchange at the principal office of the U.S. Agent in the City of Golden, Colorado or at any other place that is designated by the Company with the approval of the Trustee. Any Warrant Certificates tendered for exchange shall be surrendered to the Trustee and cancelled.

     (c) No charge will be levied by the Company or the Trustee upon a presenter of a Warrant Certificate pursuant to this Indenture for the transfer of any Warrant or for the exchange of any Warrant Certificate but reimbursement to the Trustee or the Company for any and all taxes or governmental or other charges required to be paid shall be made by the person requesting such exchange as a condition precedent to such exchange.

2.12 OWNERSHIP OF WARRANTS

     The Company and the Trustee shall deem and treat the registered holder of any Warrant Certificate as the absolute owner of the Warrant represented thereby for all purposes, and the Company and the Trustee shall not be affected by any notice or knowledge to the contrary except where such person is required to take notice by statute or by order of a court of competent jurisdiction.

2.13 ADJUSTMENT OF EXERCISE RIGHTS

     The Exercise Price per Common Share and the number of Common Shares which may be subscribed for upon exercise of a Warrant shall be subject to adjustment from time to time upon the occurrence of any of the events and in the manner provided as follows:

     (a) If and whenever at any time prior to the Expiry Time the Company shall:

          (i) declare a dividend or make a distribution on its Common Shares in each case payable in Common Shares (or securities exchangeable for or convertible into Common Shares), or

          (ii) subdivide or change its outstanding Common Shares into a greater number of Common Shares, or

          (iii) reduce, combine or consolidate its outstanding Common Shares into a lesser number,

          (any of such events in these clauses 2.13(a)(i), (ii) and (iii) being called a "SHARE REORGANIZATION"), then effective immediately after the record date or effective date, as the case may be, at which the holders of Common Shares are determined for the purposes of the Share Reorganization, the Exercise Price shall be adjusted to a price determined by multiplying the applicable Exercise Price in effect on such effective date or record date by a fraction, the numerator of which shall be the number of Common Shares outstanding on such effective date or record date before giving effect to such Share Reorganization and the denominator of which shall be the number of Common Shares outstanding immediately after giving effect to such Share Reorganization (including, in the case where securities exchangeable for or convertible into Common Shares are distributed, the number of additional Common Shares that would have been outstanding had such securities been exchanged for or converted into Common Shares immediately after giving effect to such Share Reorganization).

     (b) If and whenever at any time prior to the Expiry Time the Company shall fix a record date for the issuing of rights, options or warrants to all or substantially all of the holders of the Common Shares entitling them for a period expiring not more than 45 days after such record date (the "RIGHTS PERIOD") to subscribe for or purchase Common Shares (or securities convertible into or exchangeable for Common Shares) at a price per share (or having a conversion or exchange price per share) which is less than 95% of the Current Market Price per Common Share on the record date for such issue (any of such events being called a "RIGHTS OFFERING"), then effective immediately after the end of the Rights Period the Exercise Price shall be adjusted to a price determined by multiplying the applicable Exercise Price in effect at the end of the Rights Period by a fraction the numerator of which shall be the sum of:

          (i) the number of Common Shares outstanding as of the record date for the Rights Offering, and

          (ii) a number determined by dividing (A) either the product of (i) the number of Common Shares issued during the Rights Period upon exercise of the rights, warrants or options under the Rights Offering and (ii) the price at which such Common Shares are issued, or, as the case may be, the product of (iii) the number of Common Shares for or into which the convertible or exchangeable securities issued during the Rights Period upon exercise of the rights, warrants or options under the Rights Offering are exchangeable or convertible and (iv) the exchange or conversion price of the convertible or exchangeable securities so issued, by (B) the Current Market Price per Common Share as of the record date for the Rights Offering, and the denominator of which shall be the number of Common Shares outstanding (including the number of Common Shares actually issued or subscribed for during the Rights Period upon exercise of the rights, warrants or options under the Rights Offering) or which would be outstanding upon the conversion or exchange of all convertible or exchangeable securities issued during the Rights Period upon exercise of the rights, warrants or options under the Rights Offering, as applicable, in each case after giving effect to the Rights Offering.

          Common Shares owned by or held (otherwise than as security) for the account of the Company or any subsidiary of the Company shall be deemed not to be outstanding for the purpose of any such computation. In order to give effect to the provisions of Section 2.13(f) in the circumstances described below, any holder who shall have exercised his right to purchase Common Shares during the period beginning immediately after the record date for a Rights Offering and ending on the last day of the Rights Period therefor, in addition to the Common Shares to which he is otherwise entitled upon such exercise, shall be entitled to that number of additional Common Shares equal to the result obtained when the difference, if any, between the Exercise Price per Common Share in effect immediately prior to the end of such Rights Offering and the Exercise Price per Common Share, as adjusted for such Rights Offering pursuant to this Section 2.13(b), is multiplied by the number of Common Shares purchased upon exercise of the Warrant held by such holder during such period, and the resulting product is divided by the Exercise Price per Common Share, as adjusted for such Rights Offering pursuant to this Section 2.13(b). Such additional Common Shares shall be deemed to have been issued to the holder immediately following the end of the Rights Period and a certificate for such additional Common Shares shall be delivered to such holder within 10 Business Days following the end of the Rights Period.

     (c) If and whenever at any time prior to the Expiry Time the Company shall fix a record date for the payment, issue or distribution to all or substantially all of the holders of the Common Shares of (i) a dividend, (ii) cash or assets (including evidences of the Company's indebtedness), or (iii) rights, options, warrants or other securities (including securities convertible into or exchangeable for Common Shares), and such payment, issue or distribution does not constitute a Dividend Paid in Ordinary Course, a Share Reorganization or a Rights Offering (any of such non-excluded events being herein called a "SPECIAL DISTRIBUTION" ), the Exercise Price shall be adjusted effective immediately after such record date to a price determined by multiplying the applicable Exercise Price in effect on such record date by a fraction:

          (i)  the numerator of which shall be:

               (A) the product of the number of Common Shares outstanding on such record date and the Current Market Price per Common Share on such record date; less

               (B) the fair market value, as determined in good faith by action of the directors (based on the advice of an independent valuator with recognized expertise in the valuation of the type of property that is the subject matter of the Special Distribution), whose determination shall be conclusive, to the holders of the Common Shares of such dividend, cash, assets, rights or securities so paid, issued or distributed less the fair market value, as determined in good faith by action of the directors (based on the advice of an independent valuator with recognized expertise in the valuation of the type of property that is the subject matter of the Special Distribution), whose determination shall be conclusive, of the consideration, if any, received therefor by the Company, and

          (ii) the denominator of which shall be the number of Common Shares outstanding on such record date multiplied by the Current Market Price per Common Share on such record date.

          Such adjustment shall be made successively whenever such a record date is fixed. To the extent that such payment, issuance or distribution is not so made, the Exercise Price shall be readjusted effective immediately to the Exercise Price which would then be in effect based upon such payment, issuance or distribution actually made.

     (d) If and whenever at any time prior to the Expiry Time an issuer bid or a tender or exchange offer (other than an odd lot offer or a normal course issuer bid) made by the Company or a subsidiary of the Company to all or substantially all of the shareholders of the Company for all or any portion of the Common Shares where the cash and the value of any other consideration included in such payment per Common Share exceeds the Current Market Price per Common Share on the

          Trading Day immediately preceding the commencement of the issuer bid or tender or exchange offer (any such issuer bid or tender or exchange offer being called an "ISSUER BID"), the Exercise Price shall be adjusted to a price determined by multiplying the applicable Exercise Price in effect on the date of the completion of such Issuer Bid by a fraction, the numerator of which shall be the product of (i) the number of Common Shares outstanding immediately prior to the completion of the Issuer Bid (without giving effect to any reduction in respect of any tendered or exchanged shares) and, (ii) the Current Market Price per Common Share on the Trading Day immediately preceding the commencement of the Issuer Bid, and the denominator of which shall be the sum of (i) the fair market value (determined in good faith by the board of directors of the Company whose determination shall be conclusive and described in a resolution of the board of directors of the Company) of the aggregate consideration paid by the Company or subsidiary to holders of Common Shares upon the completion of such Issuer Bid, and (ii) the product of (A) the difference between the number of Common Shares outstanding immediately prior to the completion of the Issuer Bid (without giving effect to any reduction in respect of tendered or exchanged shares) and the number of Common Shares actually purchased by the Company or subsidiary pursuant to the Issuer Bid, and (B) the Current Market Price Per Common Share on the Trading Day immediately preceding the commencement of the Issuer Bid.

     (e) If and whenever at any time prior to Expiry Time there shall be a reorganization, reclassification or other change of Common Shares outstanding at such time or change of the Common Shares into other shares or into other securities (other than a Share Reorganization), or a consolidation or merger of the Company with or into any other corporation or other entity (other than a consolidation or merger which does not result in any reclassification of the outstanding Common Shares or a change of the Common Shares into other shares), or a sale, conveyance or transfer of the undertaking or assets of the Company as an entirety or substantially as an entirety to another corporation or entity in which the holders of Common Shares are entitled to receive shares, other securities or property, including cash (any of such events being herein called a "CAPITAL REORGANIZATION"), any holder who exercises his right to subscribe for and purchase Common Shares pursuant to the exercise of Warrants after the effective date of such Capital Reorganization shall be entitled to receive, and shall accept for the same aggregate consideration in lieu of the number of Common Shares to which such holder was theretofore entitled upon such exercise, the aggregate number of shares, other securities or other property which such holder would have received as a result of such Capital Reorganization had he exercised his right to acquire Underlying Securities immediately prior to the effective date or record date, as the case may be, of the Capital Reorganization and had he been the registered holder of such Underlying Securities on such effective date or record date, as the case may be, subject to adjustment thereafter in accordance with provisions the same, as nearly as may be possible, as those contained in Sections 2.13(b) and
          (c) hereof. If determined appropriate by the directors, acting in good faith, appropriate adjustments shall be made as a result of any such Capital Reorganization in the application of the provisions set forth in this Section 2.13, with respect to the rights and interests thereafter of the holder of a Warrant to the end that the provisions set forth in this Section 2.13 shall thereafter correspondingly be made applicable as nearly as may be reasonably possible in relation to any shares, other securities or other property thereafter deliverable upon the exercise of the Warrant. Any such adjustment shall be made by and set forth in an agreement supplemental hereto approved by action of the directors, acting in good faith, and shall for all purposes be conclusively deemed to be an appropriate adjustment.

     (f) If and whenever at any time prior to the Expiry Time there shall occur a Share Reorganization, a Rights Offering, a Special Distribution or an Issuer Bid and any such event results in an adjustment to the Exercise Price pursuant to the provisions of this Section 2.13, the number of Common Shares purchasable upon the exercise of each Warrant (at the adjusted Exercise Price) shall be adjusted contemporaneously with the adjustment of the Exercise Price by multiplying the number of Common Shares theretofore purchasable on the exercise thereof by a fraction, the numerator of which shall be the applicable Exercise Price in effect immediately prior to such adjustment and the denominator of which shall be the applicable Exercise Price resulting from such adjustment.

     (g) In case the Company after the date of issue of the Warrants shall take any action affecting the Common Shares, other than action described in this Section 2.13, which in the opinion of the directors, acting reasonably, would materially adversely affect the rights of the Warrantholders, the Exercise Price or the number of Common Shares purchasable upon the exercise of each Warrant shall be adjusted in such manner, if any, and at such time, by action of the directors, acting reasonably, as they may determine to be equitable in the circumstances, but subject in all cases to any necessary regulatory approvals.

2.14 ADJUSTMENT RULES

     For the purposes of Section 2.13, any adjustment shall be made successively whenever an event referred to therein shall occur, subject to the following provisions:

     (a)  all calculations shall be made to the nearest 1/100th of a Common
          Share;

     (b) no adjustment to an Exercise Price shall be required unless such adjustment would result in a change of at least one per cent in the prevailing Exercise Price and no adjustment shall be made in the number of Common Shares which may be subscribed for upon exercise of the Warrant unless it would require a change of at least 1/100th of a Common Share; provided, however, that any adjustments which, except for the provisions of this Section 2.14(b) would otherwise have been required to be made shall be carried forward and taken into account in any subsequent adjustment;

     (c) if any question shall arise with respect to adjustments provided for in this Article 2, such question shall, absent manifest error, be conclusively determined by a firm of chartered accountants appointed by the Company (who may be the Company's auditors) and acceptable to the Trustee, acting reasonably; such chartered accountants shall have access to all necessary records of the Company and such determination shall be binding on the Company, the Trustee and the Warrantholders, absent manifest error. In the event that any such determination is made, the Company shall deliver a certificate to the Trustee describing such determination and confirming such consent;

     (d) if the Company shall set a record date to determine the holders of its Common Shares for the purpose of entitling them to receive any dividend or distribution or any subscription or purchase rights, options or warrants and shall thereafter and before the distribution to such Shareholders of any such dividend, distribution or subscription or purchase rights legally abandon its plan to pay or deliver such dividend, distribution or subscription or purchase rights, then no adjustment in the Exercise Price or the number of Common Shares purchasable upon exercise of the warrant shall be required by reason of the setting of such record date; and

     (e) as a condition precedent to the taking of any action which would require any adjustment in any of the subscription rights pursuant to any of the Warrants, the Company shall take any corporate action which may, in the opinion of counsel, be necessary in order that the Company have unissued and reserved in its authorized capital, and may validly and legally issue as fully paid and non-assessable, all of the Underlying Securities that the Warrantholders are entitled to receive on full exercise thereof in accordance with the provisions hereof.

2.15 POSTPONEMENT OF SUBSCRIPTION

     In any case where the application of Section 2.13 results in an increase in the number of Common Shares issuable upon the exercise of the Warrants taking effect immediately after the record date for a specific event, if any Warrant is exercised after that record date and prior to completion of the event, the Company may postpone the issuance to the holder of the Warrant of the Common Shares to which such Warrantholder is entitled by reason of such adjustment but such Common Shares shall be so issued and delivered to that holder upon completion of that event, with the number of such Common Shares calculated on the basis of the number of Common Shares on the date that the Warrant was adjusted for completion of that event and the Company shall deliver to the person or persons in whose name or names the Common Shares are to be issued an appropriate instrument evidencing the right of such person or persons to receive such Common Shares and the right to receive any dividends or other distributions which, but for the provisions of this Section 2.15, such person or persons would have been entitled to receive in respect of such Common Shares from and after the date that the Warrant was exercised in respect thereof.

2.16 NOTICE OF ADJUSTMENT OF EXERCISE RIGHTS

     (a) At least 10 days prior to the effective date or record date, as the case may be, of any event that requires or that may require an adjustment in any of the exercise rights pursuant to any of the Warrants, including the number of Underlying Securities that may be acquired upon the exercise thereof, the Company shall:

          (i) file with the Trustee a certificate of the Company specifying the particulars of such event (including the record date or the effective date for such event) and, if determinable, the required adjustment and the computation of such adjustment; and

          (ii) give notice to the Warrantholders of the particulars of such event (including the record date or the effective date for such event) and, if determinable, the required adjustment, in accordance with the provisions set out in Section 9.1.

     (b) In case any adjustment for which a notice in Section 2.16(a) has been given is not then determinable, the Company shall promptly after such adjustment is determinable:

          (i) file a certificate of the Company with the Trustee showing how such adjustment was computed; and

          (ii) give notice to the Warrantholders of the adjustment, in accordance with the provisions set out in Section 9.1.

     (c) The Trustee may act and rely for all purposes upon any certificates and any other filed by the Company pursuant to this Section 2.16.

2.17 NO ACTION AFTER NOTICE

     The Company shall not take any other corporate action that might deprive any Warrantholder of the opportunity to exercise Warrants during the 10 day period after the giving of the notice set forth in Section 2.16(a).

2.18 NO DUTY TO INQUIRE

     Except as provided in Section 8.2, the Trustee shall not at any time be under any duty or responsibility to any Warrantholder to determine whether any facts exist which may require any adjustment contemplated by Sections 2.13 and 2.14, or with respect to the nature or extent of any such adjustment when made, or with respect to the method employed in making the same. The Trustee shall not be accountable with respect to the validity or value (or the kind or amount) of any securities or property which may at any time be issued or delivered upon the exercise of any Warrant.

2.19 RIGHTS ISSUED IN RESPECT OF UNDERLYING SECURITIES ISSUED ON EXERCISE

     Each Common Share issued on the exercise of Warrants shall be entitled to receive the appropriate number of purchase rights ("RIGHTS "), if any, that all Common Shares are entitled to receive, and the certificates representing such Common Shares shall bear such legends, if any, in each case as may be provided by the terms of any shareholder rights agreement adopted by the Company, as the same may be amended from time to time (a "RIGHTS AGREEMENT") provided that such Rights Agreement requires that each Common Share issued on exercise of Warrants at any time prior to the distribution of separate certificates representing the Rights be entitled to receive such Rights, then, not withstanding anything else to the contrary in this Indenture, there shall not be any adjustment made pursuant to this Article 2 as a result of the issuance of Rights, the distribution of separate certificates representing the Rights, the exercise or redemption of such Rights in accordance with any such Rights Agreement, or the termination or invalidation of such Rights.

                                    ARTICLE 3
                              EXERCISE OF WARRANTS

3.1  METHOD OF EXERCISE OF WARRANTS

     (a) Subject to Section 3.1(b), the holder of any Warrant may during the Exercise Period exercise the right thereby conferred on such holder to purchase the Underlying Securities to which such Warrant entitles the holder, by surrendering the certificate representing such Warrant to the Trustee at any time during the Exercise Period at its principal office in the City of Toronto, Ontario or at the principal office of the U.S. Agent in the City of Golden, Colorado (or at such additional place or places as may be decided by the Company from time to time with the approval of the Trustee), with: (i) a duly completed and executed exercise form substantially in the form set out on the Warrant Certificate and a Warrant Exercise Certification if no Registration Statement is available (in the form attached hereto as Schedule B); and (ii) a certified cheque, bank draft or money order payable at par to or to the order of Gryphon Gold Corporation in an amount equal to the Exercise Price multiplied by the number of Underlying Securities subscribed for. A Warrant Certificate with the duly completed and executed exercise form shall be deemed to be surrendered only upon personal delivery thereof to, or if sent by mail or other means of transmission upon actual receipt thereof by, the Trustee. If the holder subscribes for a lesser number of Underlying Securities than the aggregate number of Underlying Securities then issuable pursuant to the exercise of the Warrants represented by the Warrant Certificate surrendered, the holder shall be entitled to receive a further Warrant Certificate in respect of the Warrants represented by the Warrant Certificates that have not been exercised. Any such surrender for exercise shall be irrevocable.

     (b) Notwithstanding any provision to the contrary contained in this Indenture, if the Company advises the Trustee in writing that the issuance of Common Shares upon the exercise of Warrants requires the maintenance of an effective Registration Statement, with respect to such Shares under the 1933 Act, in no event shall such Common Shares be issued unless the Common Shares are registered under the 1933 Act pursuant to an effective Registration Statement and the Company causes to be delivered to the holder a U.S. Prospectus; provided, however, that if the Registration Statement ceases to be effective, prior to the Expiry Time and for so long as the Registration Statement is not effective, subject to applicable law, a holder of any Warrant may only exercise the right to purchase Underlying Securities in the circumstances noted below:

          (i) exercise such Warrants, if the holder is not a U.S. Purchaser and the holder delivers a duly completed and executed Warrant Exercise Certification (in the form attached hereto as Schedule
               B) certifying that the holder: (A)(1) is not in the United States; (2) is not a U.S. Person and is not exercising the Warrants for, or on behalf or benefit of, a U.S. Person or person in the United States; (3) did not execute or deliver the Warrant Exercise Form in the United States; (4) agrees not to engage in hedging transactions with regard to the Securities prior to the expiration of the one-year distribution compliance period set forth in Rule 903(b)(3) of Regulation S; (5) acknowledges that the Common Shares issuable upon exercise of the Warrants are "restricted securities" as defined in Rule 144 of the 1933 Act and upon the issuance thereof, and until such time as the same is no longer required under the applicable requirements of the 1933 Act or applicable U.S. state laws and regulations, the certificates representing the Common Shares will bear a restrictive legend; and (6) acknowledges that the Company shall refuse to register any transfer of the Securities not made in accordance with the provisions of Regulation S, pursuant to registration under the 1933 Act, or pursuant to an available exemption from registration under the 1933 Act; and (B) neither the Corporation nor the holder has engaged in any "directed selling efforts" (as defined in Regulation S) in the United States; or

          (ii) exercise such Warrants in a transaction that does not require registration under the 1933 Act or any applicable U.S. state laws and regulations and the holder has (A) delivered a duly completed and executed Warrant Exercise Certification (in the form attached hereto as Schedule B) certifying that the holder is exercising the Warrants pursuant to such exemptions and (B) furnished to the Company, prior to such exercise, an opinion of counsel of recognized standing in form and substance satisfactory to the Company to such effect; or

          (iii) if (A) the Current Market Price of one Common Share is greater than the Exercise Price (at the date of calculation as set forth below) and (B) a Registration Statement is not then effective, in lieu of exercising the Warrants by payment of cash, a holder may exercise such Warrants to receive the number of Common Shares determined in accordance with the formula set out below (and no more) by surrendering the certificate representing such Warrant to the company at its principal office with a copy to the trustee at its principal office in the City of Toronto, Ontario or at the principal office of the U.S. Agent in the City of Golden, Colorado (or at such additional place or places as may be decided by the Company from time to time with the approval of the Trustee), with a duly completed and executed Warrant Exercise Certification (in the form attached hereto as Schedule B) electing to exercise the Warrant without payment of the Exercise Price in cash (also referred to as a "cashless" exercise). Upon such election, the Company shall issue to the holder a number of Common Shares computed using the following formula:

                                   X = Y (B-A)
                                       -------
                                          B

               Where X = the number of Common Shares to be issued to the holder.

                     Y = the number of Common Shares purchasable upon exercise
                         of all of the Warrant or, if only a portion of the Warrant is being exercised, the portion of the Warrant being exercised.

                     A = the Exercise Price.

                     B = the Current Market Price of one Common Share.

               The Company shall deliver to the Trustee a certificate setting out the calculation of the number of Common Shares to be issued to any holder within three(3) Business Days of a "cashless" exercise pursuant to this Section 3.1(b)(iii). No fractional shares shall be issued.

               If the holder exercises the right provided for in this Section 3.1(b)(iii) in respect of a lesser number of Warrants than the aggregate number of Warrants represented by the Warrant Certificate surrendered, the holder shall be entitled to receive a further Warrant Certificate in respect of the Warrants represented by the Warrant Certificates that have not been exercised. Any such surrender for cashless exercise shall be irrevocable.

     (c) Unless the Warrant is exercised pursuant to an effective Registration Statement or under the conditions set forth in Section 3.1(b)(iii), the certificate representing the Common Shares is issued upon exercise of the Warrant will bear legends restricting the transfer without registration under the U.S. Securities Act and applicable state securities laws and restricting transfer under the Toronto Stock Exchange, substantially in the form set forth below:

               THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES AND MAY BE OFFERED, SOLD OR OTHERWISE TRANSFERRED ONLY (I) TO THE COMPANY,
               (II) OUTSIDE THE UNITED STATES IN COMPLIANCE WITH RULE 904 OF REGULATION S UNDER THE SECURITIES ACT, (III) IN COMPLIANCE WITH THE EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER, OR (IV) IN COMPLIANCE WITH ANOTHER EXEMPTION FROM REGISTRATION, IN EACH CASE AFTER PROVIDING A LEGAL OPINION OR OTHER EVIDENCE SATISFACTORY TO THE COMPANY THAT SUCH TRANSFER MAY BE MADE WITHOUT REGISTRATION UNDER THE SECURITIES ACT. HEDGING TRANSACTIONS INVOLVING THE SECURITIES REPRESENTED HEREBY MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH U.S. SECURITIES LAWS.

               THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE LISTED ON THE TORONTO STOCK EXCHANGE ("TSX"); HOWEVER, THE SAID SECURITIES CANNOT BE TRADED THROUGH THE FACILITIES OF TSX

               SINCE THEY ARE NOT FREELY TRANSFERABLE, AND CONSEQUENTLY ANY CERTIFICATE REPRESENTING SUCH SECURITIES IS NOT "GOOD DELIVERY" IN SETTLMENT OF TRANSACTIONS ON TSX.

     (d) If any Common Shares issuable upon the exercise of Warrants require the maintenance of a current Registration Statement, with respect to such Shares under the 1933 Act, the Company shall have the authority to suspend the exercise of any or all Warrants while such registration statement is not current. Similarly, a Holder residing in a state where a required registration or governmental approval of issuance of the Shares is not in effect as of or has not been obtained within a reasonable time after the surrender date of the Warrant Certificate for exercise shall not be entitled to exercise Warrants, unless in the opinion of counsel to the Company such registration or approval in such state shall not be required or the Company otherwise authorizes the issuance. In such event, the Warrant Holder shall be entitled to transfer the Warrants to others, but only prior to the Expiration Date for the Warrants being transferred. If no Registration Statement is effective at any time when any Warrant is exercised, such Warrantholder shall be notified forthwith by the Trustee that such Warrantholder is entitled, at his or her option, to exercise the Warrant only in accordance with the conditions set forth in Sections 3.1(b)(i)-(iii) and upon delivery of a Warrant Exercise Certification (in the form attached hereto as Schedule B) to the Trustee and the Company.

     (e) Any exercise form referred to in Section 3.1(a) shall be signed by the Warrantholder and shall specify the person or persons in whose name or names the Underlying Securities to be issued upon exercise are to be registered, such person's or persons' address or addresses and the number of Underlying Securities to be issued to each person if more than one is so specified. If any of the Underlying Securities issuable upon the exercise of Warrants by a holder are to be issued to a person or persons other than the Warrantholder, the signature(s) set out in the exercise form referred to in Section 3.1(a) shall be guaranteed by an Eligible Institution, and the Warrantholder shall pay to the Company or the Trustee all applicable transfer or similar taxes and the Company shall not be required to issue or deliver certificates evidencing Underlying Securities unless or until such Warrantholder shall have paid to the Company or the Trustee on behalf of the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid or that no tax is due.

     (f) Any Warrantholder may elect to make payment of the Exercise Price pursuant to Section 3.1(a) in United States dollars. In such an event, the Exercise Price payable by such Warrantholder shall be the United States dollar equivalent of the Exercise Price payable in United States dollars based on the Exchange Rate on the Business Day immediately preceding the date on which the relevant Warrant is exercised, rounded to the nearest tenth of a cent. At the request of the Trustee, the Company shall provide a certificate to the Trustee setting out the applicable Exchange Rate.

     (g) Notwithstanding that the Company may not have maintained a current Registration Statement in respect of Shares under the 1933 Act, no Warrantholder (whether a U.S. Purchaser or otherwise) shall have any right to receive, and the Company shall be under no obligation to pay to any Warrantholder (whether a U.S. Purchaser or otherwise), any cash amount or other consideration or compensation upon exercise of the Warrants, other than as expressly provided by this Indenture, and the Company shall not be under any obligation to redeem or otherwise purchase any Warrants in any circumstance; provided, however, that nothing in this clause shall limit or restrict any remedies of the Trustee or any Warrantholder or Warrantholders in respect of a breach by the Company of a representation, warranty or covenant hereunder, including without limitation the covenant in Section 4.1(i) of this Indenture.

3.2  EXPIRATION OF WARRANTS

     (a) After the Expiry Time, all rights under any Warrant in respect of which the right of subscription and purchase herein and therein provided for shall not theretofore have been exercised shall wholly cease and terminate, and such Warrant shall be void and of no effect.

     (b) Not less than 90 and not more than 120 days prior to the Expiry Date the Company shall issue a press release and publish a notice in a newspaper of general circulation in the City of Toronto, Ontario and a newspaper of general circulation in the City of New York, New York to the effect that the Warrants will terminate and become void as of the Expiry Time; provided that accidental error or omission in such press release or notice or accidental failure to issue such press release or publish such notice shall not extend the Exercise Period and accidental failure to issue such press release or publish such notice shall not give rise to any claim against or liability of the Company whatsoever arising from such failure.

3.3  EFFECT OF EXERCISE OF WARRANTS

     (a) Upon compliance by the Warrantholder with the provisions of Section 3.1, the Underlying Securities issuable upon the exercise of the Warrants shall be deemed to have been issued and the person to whom such Underlying Securities are to be issued shall be deemed to have become the holder of record of such Underlying Securities on the Exercise Date unless the transfer registers of the Company for the Underlying Securities shall be closed on such date, in which case the Underlying Securities subscribed for shall be deemed to have been issued and such person shall be deemed to have become the holder of record of such Underlying Securities on the date on which such transfer registers are reopened.

     (b) Forthwith following the due exercise by a Warrantholder in accordance with Section 3.1 and the surrender of the Warrant Certificate(s) representing such Warrants as required by the terms thereof, the Trustee shall deliver to the Company a notice setting out the particulars of the Warrants exercised, the person in whose name the Underlying Securities are to be issued and the address of such person.

     (c) Funds in an amount equal to the aggregate Exercise Price of the Warrants exercised shall be forwarded by the Trustee to the Company forthwith upon the exercise of the Warrants.

     (d)  Within three Business Days of receipt of the notice referred to in
          Section 3.3(b), the Company shall cause to be mailed to the person in whose name the Underlying Securities issuable upon the exercise of the Warrants are to be issued, as specified in the completed exercise form attached to the Warrant Certificate, at the address specified in such exercise form, or, if so specified in such exercise form, cause to be made available for pick up by such person at the office of the Trustee or cause to be mailed to the office of the U.S. Agent to be made available for pick up by such person, a certificate or certificates for the Underlying Securities to which the Warrantholder is entitled. In addition, the Company shall cause to be delivered to the holder upon the exercise of the Warrants are to be issued a U.S. Prospectus with respect to the Common Shares issuable upon the exercise of the Warrants.

3.4  CANCELLATION OF WARRANT CERTIFICATES

     All Warrant Certificates surrendered to the Trustee pursuant to Section 2.6, 2.11, 3.1, or 9.7 shall be cancelled by the Trustee and the Trustee shall record the cancellation of such Warrant Certificates on the register of holders maintained by the Trustee pursuant to Section 2.8. The Trustee shall, if required by the Company, furnish the Company with a certificate identifying the Warrant Certificates so cancelled and deemed to have been cancelled. All Warrants represented by Warrant Certificates that have been cancelled or have been deemed to have been cancelled pursuant to this Section 3.4 shall be without further force or effect whatsoever.

3.5  NO FRACTIONAL SHARES

     Notwithstanding anything herein contained, including any adjustment provided for in Article 2, the Company shall not be required, upon the exercise of any Warrants, to issue fractional Underlying Securities or to distribute certificates which evidence fractional Underlying Securities. If more than one Warrant shall be presented for exercise in full at the same time by the same Warrantholder, the number of full Underlying Securities shall be issuable upon the exercise thereof shall be computed on the basis of the aggregate number of Underlying Securities purchasable on exercise of the Warrants so presented. If any fraction of an Underlying Security would, except for the provisions of this
Section 3.5, be issuable upon the exercise of any such Warrants (or specified portion thereof), the Company shall notify the Trustee in writing of the amount to be paid in lieu of a fraction of an Underlying Security and concurrently pay or provide to the Trustee for payment to the Warrantholder, an amount in cash equal to the Current Market Price per Common Share on the Trading Day immediately preceding the day the Warrant is surrendered for exercise, multiplied by such fraction, computed to the nearest whole cent.

3.6  SECURITIES RESTRICTIONS; LEGENDS

     Notwithstanding any provision to the contrary contained in this Indenture, no Common Shares will be issued pursuant to the exercise of any Warrant if the issuance of such securities would constitute a violation of the securities laws of any applicable jurisdiction, and, without limiting the generality of the foregoing, the Company will legend the certificates representing the Common Shares if, in the opinion of counsel to the Company such legend is necessary in order to avoid a violation of any securities laws of any applicable jurisdiction or to comply with the requirements of any stock exchange on which the Common Shares are listed, provided that if, at any time, in the opinion of outside counsel to the Company, acting reasonably, such legends are no longer necessary in order to avoid a violation of any such laws, or the holder of any such legended certificate, at his expense, provides the Company with evidence satisfactory in form and substance to the Company (which may include an opinion of counsel of recognized standing satisfactory to the Company) to the effect that such holder is entitled to sell or otherwise transfer such securities in a transaction in which such legends are not required, such legended certificates may thereafter be surrendered to the Company in exchange for a certificate which does not bear such legends. For greater certainty, should no Registration Statement be effective, the Company shall issue legended Underlying Securities in accordance with Section 3.1(c).

                                    ARTICLE 4
                                    COVENANTS

4.1  GENERAL COVENANTS

     The Company covenants with the Trustee that so long as any Warrants remain outstanding:

     (a) It will at all times maintain its corporate existence and carry on and conduct its business in a proper and business-like manner;

     (b) It will reserve a sufficient number of Common Shares to satisfy the rights of acquisition provided for herein.

     (c) It will cause the Common Shares from time to time subscribed and paid for pursuant to the Warrants in the manner herein provided and the certificates representing such Common Shares to be duly issued and delivered in accordance with the Warrants and the terms hereof.

     (d) The Warrant Certificates, when issued and certified as provided herein, shall represent legal, valid and binding obligations of the Company in respect of the Warrants evidenced thereby.

     (e) All Common Shares that shall be issued upon exercise of the right to purchase provided for herein, upon payment of the Exercise Price, shall be issued as fully paid and non-assessable.

     (f) It will use its commercially reasonable efforts to maintain the listing of the Common Shares on the TSX.

     (g) It will use its commercially reasonable efforts to maintain its status as a reporting issuer or equivalent not in default, and not be in default in any material respect of the applicable requirements of, the applicable securities laws of each of the provinces of Canada and the federal securities laws of the United States.

     (h) If at any time no Registration Statement is effective, the Company will give notice to the Trustee forthwith and will give notice, in accordance with the provisions set out in Section 9.1, as soon as reasonably practicable, but in any event within 5 Business Days, after learning that no Registration Statement is effective. Such notice must be sent by fax, if possible, to any securities depositary that is a registered holder.

     (i) It will use its commercially reasonable efforts to maintain the Registration Statement continuously effective under the 1933 Act.

     (j) If, in the opinion of outside counsel, any instrument is required to be filed with, or any permission, order or ruling is required to be obtained from any securities administrator, regulatory agency or governmental authority in Canada or the United States or any other step is required under any federal or provincial law of Canada or any federal or state law of the United States before the Underlying Securities may be issued or delivered to a Warrantholder, the Company will use its reasonable efforts to file such instrument, obtain such permission, order or ruling or take all such other actions, at its expense, as are required.

     (k) It will perform all its covenants and carry out all of the acts or things to be done by it as provided in this Indenture.

     The Company and the Trustee acknowledge and agree that: (i) none of the foregoing covenants shall be interpreted or applied so as to prohibit or restrict or otherwise limit the Company's ability, right and authority to implement one or more of the actions contemplated by Section 2.13 or 7.2; and
(ii) the foregoing covenants shall be interpreted and applied following each such action with reference to any successor to the Company and with reference to any securities into which the Common Shares and/or the Warrants may be changed or for which they may be exercisable as a result of such action or actions.

4.2  TRUSTEE REMUNERATION AND EXPENSES

     The Company covenants that it will pay to the Trustee the fees agreed to by the Company and the Trustee from time to time for its services hereunder and will pay or reimburse the Trustee upon its request for all reasonable expenses and disbursements of the Trustee in the administration or execution of the trusts hereby created (including the reasonable compensation and the disbursements of its counsel and all other advisers, experts, accountants and assistants not regularly in its employ) both before any default hereunder and thereafter until all duties of the Trustee hereunder shall be finally and fully performed, except any such expense or disbursement in connection with or related to or required to be made as a result of the negligence, wilful misconduct or bad faith of the Trustee.

4.3  PERFORMANCE OF COVENANTS BY TRUSTEE

     If the Company should fail to perform any of its covenants contained in this Indenture and the Company has not rectified such failure within 15 Business Days after receiving written notice from the Trustee of such failure, the Trustee may notify the Warrantholders of such failure on the part of the Company or may itself perform any of the said covenants capable of being performed by it, but shall be under no obligation to perform said covenants or to notify the Warrantholders of such performance by it. All reasonable sums expended or disbursed by the Trustee in so doing shall be repayable as provided in Section
4.2. No such performance, expenditure or disbursement by the Trustee shall be deemed to relieve the Company of any default hereunder or of its continuing obligations under the covenants herein contained.

                                    ARTICLE 5
                                   ENFORCEMENT

5.1  SUITS BY WARRANTHOLDERS

     All or any of the rights conferred upon a Warrantholder by the terms of this Indenture may be enforced by such Warrantholder by appropriate legal proceedings, but subject to the rights that are hereby conferred upon the Trustee and subject to the provisions of Section 6.10. No Warrantholder shall have any right to institute any action, suit or proceeding for the purpose of the appointment of a liquidator or receiver or for a receiving order under applicable bankruptcy or insolvency legislation or to have the Company wound up or to file a proof of claim in any liquidation or bankruptcy proceedings unless:
(i) the Warrantholders by Extraordinary Resolution shall have made a request to the Trustee and the Trustee shall have been afforded reasonable opportunity to proceed to complete any action or suit for any such purpose whether or not on its own; (ii) the Warrantholders or any of them shall have furnished to the Trustee, once requested by the Trustee, sufficient funds or security and indemnity satisfactory to it against costs, expenses and liabilities to be incurred therein or thereby; and ( iii) the Trustee shall have failed to act within a reasonable time or the Trustee shall have failed to have actively pursued any such action, suit or proceeding.

                                    ARTICLE 6
                           MEETINGS OF WARRANTHOLDERS

6.1  RIGHT TO CONVENE MEETINGS

     The Trustee may at any time and from time to time, and shall on receipt of a written request of the Company or of a Warrantholders' Request, convene a meeting of the Warrantholders, provided that the Trustee is indemnified and funded to its reasonable satisfaction by the Company or by the Warrantholders signing such Warrantholders' Request against the costs, charges, expenses and liabilities that may be incurred in connection with the calling and holding of such meeting. If within 15 Business Days after the receipt of a written request of the Company or a Warrantholders' Request and funding and indemnity given as aforesaid the Trustee fails to give the requisite notice specified in Section
6.2 to convene a meeting, the Company or such Warrantholders, as the case may be, may convene such meeting.

Every such meeting shall be held in the City of Toronto, Ontario or at such other place in Canada or the United States as may be approved by the Trustee.

6.2  NOTICE

     At least 21 days' prior notice of any meeting of Warrantholders shall be given to the Warrantholders in the manner provided for in Section 9.1, and a copy of such notice shall be delivered to the Trustee unless the meeting has been called by it and to the Company unless the meeting has been called by it. Such notice shall state the time and place of the meeting, the general nature of the business to be transacted and shall contain such information as is reasonably necessary to enable the Warrantholders to make a reasoned decision on such matters, but it shall not be necessary for any such notice to set out the terms of any resolution to be proposed or any of the provisions of this Article
6. The notice convening any such meeting may be signed by an appropriate officer of the Trustee or of the Company or the person designated by the Warrantholders convening the meeting, as the case may be.

6.3  CHAIR

     The Trustee may nominate in writing an individual to be chair of the meeting and if no individual is so nominated, or if the individual so nominated is not present within 15 minutes after the time fixed for the holding of the meeting, the Warrantholders present in person or by proxy shall appoint an individual present to be chair. The Chair of the meeting need not be a Warrantholder.

6.4  QUORUM

     Subject to the provisions of Section 6.11, at any meeting of the Warrantholders a quorum shall consist of Warrantholders present in person or represented by proxy and holding or representing at least 25% of the aggregate number of Warrants then unexercised and outstanding, provided that at least two persons entitled to vote thereat are personally present. If a quorum of the Warrantholders shall not be present within one half-hour from the time fixed for holding any meeting, the meeting, if summoned by the Warrantholders or on a Warrantholders' Request, shall be dissolved; but in any other case the meeting shall be adjourned to the same day in the next week (unless such day is not a Business Day in which case it shall be adjourned to the next following Business
Day) at the same time and place to the extent possible and, subject to the provisions of Section 6.11, no notice of the adjournment need be given. Any business may be brought before or dealt with at an adjourned meeting which might have been dealt with at the original meeting in accordance with the notice calling the same. At the adjourned meeting, the Warrantholders present in person or represented by proxy shall form a quorum and may transact the business for which the meeting was originally convened, notwithstanding that they may not hold or represent at least 25% of the aggregate number of Warrants then unexercised and outstanding. No business shall be transacted at any meeting unless a quorum is present at the commencement of business.

6.5  POWER TO ADJOURN

     The chair of any meeting at which a quorum of the Warrantholders is present may, with the consent of the meeting, adjourn any such meeting, and no notice of such adjournment need be given except such notice, if any, as the meeting may prescribe.

6.6  SHOW OF HANDS

     Every question submitted to a meeting shall be decided in the first place by a majority of the votes given on a show of hands except that votes on an Extraordinary Resolution shall be given in the manner hereinafter provided. At any such meeting, unless a poll is duly demanded as herein provided, a declaration by the chair that a resolution has been carried or carried unanimously or by a particular majority or lost or not carried by a particular majority shall be conclusive evidence of the fact.

6.7  POLL AND VOTING

     On every Extraordinary Resolution, and when demanded by the chair or by one or more of the Warrantholders acting in person or by proxy on any other question submitted to a meeting and after a vote by show of hands, a poll shall be taken in such manner as the chair shall direct. Questions other than those required to be determined by Extraordinary Resolution shall be decided by a majority of the votes cast on a poll. On a show of hands, every person who is present and entitled to vote, whether as a Warrantholder or as proxy for one or more absent Warrantholders, or both, shall have one vote. On a poll, each Warrantholder present in person or represented by a proxy duly appointed by instrument in writing shall be entitled to one vote in respect of each unexercised Warrant held by him. A proxyholder need not be a Warrantholder. The chair of any meeting shall be entitled, both on a show of hands and on a poll, to vote in respect of the Warrants, if any, held or represented by him.

6.8  REGULATIONS

     Subject to the provisions of this Indenture, the Trustee or the Company with the approval of the Trustee may from time to time make and from time to time vary such regulations as it shall consider necessary or appropriate:

     (a) for the deposit of instruments appointing proxies at such place and time as the Trustee, the Company or the Warrantholders convening the meeting, as the case may be, may in the notice convening the meeting direct;

     (b) for the deposit of instruments appointing proxies at some approved place other than the place at which the meeting is to be held and enabling particulars of such instruments appointing proxies to be mailed or faxed before the meeting to the Company or to the Trustee at the place where the same is to be held and for the voting of proxies so deposited as though the instruments themselves were produced at the meeting;

     (c)  for the form of the instrument of proxy; and

     (d) generally for the calling of meetings of Warrantholders and the conduct of business thereat.

     Any regulations so made shall be binding and effective and the votes given in accordance therewith shall be valid and shall be counted. Save as such regulations may provide, the only persons who shall be recognized at any meeting as a Warrantholder, or be entitled to vote or be present at the meeting in respect thereof (subject to Section 6.9), shall be Warrantholders or persons holding proxies of Warrantholders.

6.9  COMPANY, TRUSTEE AND COUNSEL MAY BE REPRESENTED

     The Company and the Trustee, by their respective employees, directors and officers, and the counsel for each of the Company, the Warrantholders and the Trustee may attend any meeting of the Warrantholders and speak thereto but shall have no vote as such.

6.10 POWERS EXERCISABLE BY EXTRAORDINARY RESOLUTION

     In addition to all other powers conferred upon them by any other provisions of this Indenture or by law, the Warrantholders at a meeting shall have the power, exercisable from time to time by Extraordinary Resolution:

     (a) to agree with the Company to any modification, abrogation, alteration, compromise or arrangement of the rights of Warrantholders and/or, subject to the prior consent, the Trustee in its capacity as trustee hereunder or on behalf of the Warrantholders against the Company whether such rights arise under this Indenture or otherwise.

     (b) to amend or repeal any Extraordinary Resolution previously passed or sanctioned by the Warrantholders;

     (c) to direct or authorize the Trustee, subject to receipt of funding and indemnity, to enforce any of the covenants on the part of the Company contained in this Indenture or to enforce any of the rights of the Warrantholders in any manner specified in such Extraordinary Resolution or to refrain from enforcing any such covenant or right;

     (d) to waive and direct the Trustee to waive any default on the part of the Company in complying with any provisions of this Indenture or Warrants, either unconditionally or upon any conditions specified in such Extraordinary Resolution;

     (e) to assent to any change in or omission from the provisions contained herein or in the Warrant Certificates or any ancillary or supplemental instrument which is agreed to by the Company and to authorize the Trustee to concur in and execute any ancillary or supplemental indenture embodying the change or omission;

     (f) to assent to a compromise or arrangement with a creditor or creditors or a class or classes of creditors, whether secured or otherwise, and with holders of any shares or other securities of the Company;

     (g) to restrain any Warrantholder from taking or instituting any suit, action or proceeding against the Company for the enforcement of any of the covenants on the part of the Company contained in this Indenture or Warrants or to enforce any of the rights of the Warrantholders;

     (h) to direct any Warrantholder who, as such, has brought any suit, action or proceeding to stay or discontinue or otherwise deal with any such suit, action or proceeding, upon payment of the costs, charges and expenses reasonably and properly incurred by such Warrantholder in connection therewith; and

     (i) power from time to time and at any time to remove the Trustee and appoint a successor trustee;

provided, however, that Trustee and the Company shall be bound by any Extraordinary Resolution varying the rights or protections of the Trustee hereunder without its consent.

6.11 MEANING OF EXTRAORDINARY RESOLUTION

     (a) The expression "EXTRAORDINARY RESOLUTION" when used in this Indenture means, subject as hereinafter in this Section 6.11 and in Section 6.14 provided, a resolution proposed at a meeting of Warrantholders duly convened for that purpose and held in accordance with the provisions of this Article 6 at which there are present in person or represented by proxy Warrantholders holding at least 25% of the aggregate number of then outstanding unexercised Warrants and passed by the affirmative votes of Warrantholders holding not less than 66-2/3% of the aggregate number of the then outstanding unexercised Warrants represented at the meeting and voted on a poll upon such resolution.

     (b) If, at any meeting called for the purpose of passing an Extraordinary Resolution, Warrantholders holding at least 25% (50% for any Extraordinary Resolution that would increase the Exercise Price, reduce the number of Underlying Securities issuable upon exercise of Warrants (other than pursuant to adjustments provided for herein) or shorten the Exercise Period) of the aggregate number of then outstanding unexercised Warrants are not present in person or by proxy within one half-hour after the time appointed for the meeting, then the meeting, if convened by Warrantholders or on a Warrantholders' Request, shall be dissolved; but in any other case it shall stand adjourned to such day, being not less than four or more than 10 Business Days later, and to such place in Canada and the United States and time as may be appointed by the Chairman. Not less than three Business Days' prior notice shall be given of the time and place of such adjourned meeting in the manner provided in Article 9. Such notice shall state that at the adjourned meeting the Warrantholders present in person or represented by proxy shall form a quorum but it shall not be necessary to set forth the purposes for which the meeting was originally called or any other particulars. At the adjourned meeting the Warrantholders present in person or represented by proxy shall form a quorum and may transact the business for which the meeting was originally convened and a resolution proposed at such adjourned meeting and passed by the requisite vote as provided in Section 6.11(a) shall be an Extraordinary Resolution within the meaning of this Indenture notwithstanding that Warrantholders holding at least 25% or 50%, as the case may be, of the aggregate number of then outstanding unexercised Warrants are not present in person or represented by proxy at such adjourned meeting.

     (c) Votes on an Extraordinary Resolution shall always be given on a poll and no demand for a poll on an Extraordinary Resolution shall be necessary.

6.12 POWERS CUMULATIVE

     It is hereby declared and agreed that any one or more of the powers or any combination of the powers in this Indenture stated to be exercisable by the Warrantholders by Extraordinary Resolution or otherwise may be exercised from time to time and the exercise of any one or more of such powers or any combination of powers from time to time shall not be deemed to exhaust the right of the Warrantholders to exercise such powers or combination of powers then or thereafter from time to time.

6.13 MINUTES

     Minutes of all resolutions and proceedings at every meeting of Warrantholders shall be made and duly entered in books to be from time to time provided for that purpose by the Trustee at the reasonable expense of the Company, and any such minutes as aforesaid, if signed by the chair of the meeting at which such resolutions were passed or proceedings held, or by the chair of the next succeeding meeting of the Warrantholders, shall be prima facie evidence of the matters therein stated and, until the contrary is proved, every such meeting in respect of the proceedings of which minutes shall have been made shall be deemed to have been duly convened and held, and all resolutions passed thereat or proceedings taken shall be deemed to have been duly passed and taken.

6.14 INSTRUMENTS IN WRITING

     All actions that may be taken and all powers that may be exercised by the Warrantholders at a meeting held as provided in this Article 6 also may be taken and exercised by Warrantholders holding, in the case of such actions and powers not requiring an Extraordinary Resolution, at least 51%, and, in the case of such actions and powers requiring an Extraordinary Resolution, at least 66-2/3%, of the aggregate number of then outstanding unexercised Warrants by an instrument in writing signed in one or more counterparts by such Warrantholders in person or by attorney duly appointed in writing, and the expression "EXTRAORDINARY RESOLUTION" when used in this Indenture shall include an instrument so signed.

6.15 BINDING EFFECT OF RESOLUTIONS

     Every resolution and every Extraordinary Resolution passed in accordance with the provisions of this Article 6 at a meeting of Warrantholders shall be binding upon all the Warrantholders, whether present at or absent from such meeting, and every instrument in writing signed by Warrantholders in accordance with Section 6.14 shall be binding upon all the Warrantholders, whether signatories thereto or not, and each and every Warrantholder and the Trustee (subject to the provisions for indemnity herein contained) shall be bound to give effect accordingly to every such resolution and instrument in writing. In the case of an instrument in writing, the Trustee shall give notice in the manner contemplated in Section 9.1 of the effect of the instrument in writing to all Warrantholders and the Company as soon as is reasonably practicable.

6.16 HOLDINGS BY THE COMPANY OR SUBSIDIARIES DISREGARDED

     In determining whether Warrantholders holding the required number of outstanding and unexercised Warrants there are present in person or represented by proxy at a meeting of Warrantholders for the purpose of determining a quorum or have concurred in any consent, waiver, Extraordinary Resolution, Warrantholders' Request or other action under this Indenture, Warrants owned legally or beneficially by the Company or any subsidiary (as that term is defined in the Securities Act (Ontario)) of the Company shall be disregarded. The Company shall provide to the Trustee, upon request, a certificate of the Company detailing the number of Warrants owned legally or beneficially by the Company or any subsidiary (as that term is defined in the Securities Act (Ontario)) of the Company, together with the registration thereof.

                                    ARTICLE 7
                             SUPPLEMENTAL INDENTURES

7.1  SUPPLEMENTAL INDENTURES

     From time to time the Company and the Trustee may, subject to the provisions of this Indenture, and shall, when so directed by this Indenture, execute and deliver by their proper officers, indentures or instruments supplemental hereto, which thereafter shall form part hereof, for any one or more or all of the following purposes:

     (a)  setting forth adjustments in the application of Article 2;

     (b) adding to the provisions hereof such additional covenants and enforcement provisions as in the opinion of counsel are necessary or advisable, provided that the same are acceptable to the Trustee;

     (c)  giving effect to any Extraordinary Resolution passed as provided in
          Article 6;

     (d) making such provisions not inconsistent with this Indenture as may be necessary or desirable with respect to matters or questions arising hereunder, provided that such provisions are acceptable to the Trustee;

     (e) adding to or amending the provisions hereof in respect of the transfer of Warrants, making provision for the exchange of Warrants, and making any modification in the forms of the certificates for the Warrants that does not affect the substance thereof;

     (f) making any additions to, deletions from or alterations of the provisions of this Indenture which, in the opinion of the Trustee do not materially and adversely affect the interests of the Warrantholders and are necessary or advisable in order to incorporate, reflect or comply with any Applicable Legislation; and

     (g) for any other purpose not inconsistent with the terms of this Indenture, including the correction or rectification of any ambiguities, defective or inconsistent provisions, errors or omissions herein, provided that the same is acceptable to the Trustee, provided, however, that no amendment may be made to this Indenture, by supplement or otherwise, without the prior written consent of each of the TSX (to the extent required by the rules and regulations thereof).

7.2  SUCCESSOR CORPORATIONS

     In the case of the consolidation, amalgamation, arrangement, merger or transfer of the undertaking or assets of the Company as an entirety or substantially as an entirety to another person (a "SUCCESSOR"), forthwith following the occurrence of such event the successor resulting from such consolidation, amalgamation, arrangement, merger or transfer (if not the Company) shall expressly assume, by supplemental indenture satisfactory in form to the Trustee and executed and delivered to the Trustee, the due and punctual performance and observance of each and every covenant and condition of this Indenture to be performed and observed by the Company, and in any event, shall be bound by the provisions hereof and all obligations for the due and punctual performance and observance of each and every covenant and obligation contained in this Indenture to be performed by the Company. Such changes may be made in the Warrants as may be appropriate in view of such consolidation, amalgamation, arrangement, merger or transfer and as may be necessary to ensure that the Warrantholders are not adversely affected by such consolidation.

                                    ARTICLE 8
                             CONCERNING THE TRUSTEE

8.1  TRUST INDENTURE LEGISLATION

     (a) In this Article, the term "APPLICABLE LEGISLATION" means the provisions, if any, of any statute of Canada or the United States or a province or territory of Canada or a state of the United States and the regulations under any such named or other statute relating to trust indentures and/or to the rights, duties and obligations of trustees and of corporations under trust indentures, to the extent that such provisions are at the time in force and applicable to this Indenture.

     (b) If and to the extent that any provision of this Indenture limits, qualifies or conflicts with a mandatory requirement of Applicable Legislation, such mandatory requirement shall prevail.

     (c) The Company and the Trustee agree that each will at all times in relation to this Indenture and any action to be taken hereunder observe and comply with and be entitled to the benefit of Applicable Legislation.

8.2  RIGHTS AND DUTIES OF TRUSTEE

     (a) In the exercise of the rights and duties prescribed or conferred by the terms of this Indenture, the Trustee shall act honestly and in good faith with a view to the best interests of the Warrantholders and shall exercise the degree of care, diligence and skill that a reasonably prudent trustee would exercise in comparable circumstances. No provision of this Indenture shall be construed to relieve the Trustee from, or require any other person to indemnify the Trustee against, liability for its own negligence, wilful misconduct or bad faith.

     (b) Subject only to Section 8.2(a), the Trustee shall not be bound to do or take any act, action or proceeding for the enforcement of any of the obligations of the Company under this Indenture unless and until it shall have received a Warrantholders' Request specifying the act, action or proceeding that the Trustee is requested to take. The obligation of the Trustee to commence or continue any act, action or proceeding for the purpose of enforcing any rights of the Trustee or the Warrantholders hereunder shall be conditional upon the Warrantholders furnishing, when required by notice in writing by the Trustee, sufficient funds to commence or continue such act, action or proceeding and an indemnity reasonably satisfactory to the Trustee to protect and hold harmless the Trustee against the costs, charges, expenses and liabilities to be incurred thereby and any loss and damage it may suffer by reason thereof. None of the provisions contained in this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur financial liability in the performance of any of its duties or in the exercise of any of its rights or powers unless indemnified as aforesaid.

     (c) The Trustee may, before commencing or at any time during the continuance of any such act, action or proceeding, require the Warrantholders, at whose instance it is acting, to deposit with the Trustee the Warrants held by them, for which Warrants the Trustee shall issue receipts.

     (d) Every provision of this Indenture that by its terms relieves the Trustee of liability or entitles it to rely upon any evidence submitted to it is subject to the provisions of Applicable Legislation, of this Section 8.2 and of Section 8.3.

8.3  EVIDENCE, EXPERTS AND ADVISERS

     (a) In addition to the reports, certificates, opinions and other evidence required by this Indenture, the Company shall furnish to the Trustee such additional evidence of compliance with any provision hereof in such form as may be prescribed by

          Applicable Legislation, or as the Trustee may reasonably require by written notice to the Company.

     (b) In the exercise of its rights and duties hereunder, the Trustee may, if it is acting in good faith, rely as to the truth of the statements and the accuracy of the opinions expressed therein, upon statutory declarations, opinions, reports, written requests, consents or orders of the Company, certificates of the Company or other evidence furnished to the Trustee, provided that such evidence complies with Applicable Legislation and the Trustee examines the same and determines that such evidence complies with the applicable requirements of this Indenture.

     (c)  Whenever Applicable Legislation requires that evidence referred to in
          Section 8.3(a) be in the form of a statutory declaration, the Trustee may accept such statutory declaration in lieu of a certificate of the Company required by any provision hereof. Any such statutory declaration may be made by one or more of the chairman of the board of directors, the chief executive officer, the president, the secretary, a senior vice-president or a vice-president of the Company.

     (d) Proof of the execution of an instrument in writing, including a Warrantholders' Request, by any Warrantholder may be made by the certificate of a notary public, or other officer with similar powers, that the person signing such instrument acknowledged to him the execution thereof, or by an affidavit of a witness to such execution or in any other manner that the Trustee may consider adequate.

     (e) The Trustee may employ or retain such counsel, accountants or other experts or advisers as it may reasonably require for the purpose of determining and discharging its duties hereunder, may act on and rely upon the advice or opinions so obtained and may pay reasonable remuneration for all services so performed by any of them, and shall not be responsible for any misconduct on the part of such experts or advisors who have been appointed with due care by the Trustee. The Company shall pay, or reimburse the Trustee for, the costs of obtaining such advice in accordance with Section 4.2.

8.4  DOCUMENTS HELD BY TRUSTEE

     (a) Any securities, documents of title or other instruments that may at any time be held by the Trustee subject to the trusts hereof may be placed in the deposit vaults of the Trustee or of any Canadian chartered bank or trust company or deposited for safekeeping with any such bank or trust company.

     (b) Unless herein otherwise expressly provided, any money held pending the application or withdrawal thereof under any provision of this Indenture may be deposited in the name of the Trustee in any Schedule A Canadian chartered bank at the rate of interest then current on similar deposits or, with the consent of the Company, may be:

          (i) deposited in the deposit department of the Trustee or of any other loan or trust company authorized to accept deposits under the laws of Canada or a province thereof; or

          (ii) invested in securities issued or guaranteed by the Government of Canada or a province thereof or in obligations, maturing not more than one year from the date of investment, of any Schedule A Canadian chartered bank.

     (c) All interest or other income received by the Trustee in respect of deposits and investments will belong to the Company.

8.5  ACTIONS BY TRUSTEE TO PROTECT INTERESTS

     The Trustee shall have the power to institute and to maintain such actions and proceedings as it may consider necessary or expedient to preserve, protect or enforce its interests and the interests of the Warrantholders.

8.6  TRUSTEE NOT REQUIRED TO GIVE SECURITY

     Subject to the provisions of this Indenture and Applicable Legislation, the Trustee shall not be required to give any bond or security in respect of the execution of the trusts and powers of this Indenture or otherwise.

8.7  PROTECTION OF TRUSTEE

     By way of supplement to the provisions of any law for the time being relating to trustees, it is expressly declared and agreed as follows:

     (a) The Trustee shall not be liable for or by reason of any statements of fact or recitals in this Indenture (except the representation contained in Section 8.9) or be required to verify the same.

     (b) Nothing herein contained shall impose any obligation on the Trustee to see to or to require evidence of the registration or filing (or renewal thereof) of this Indenture or any instrument ancillary or supplemental hereto.

     (c) The Trustee shall not be bound to give notice to any person of the execution hereof.

     (d) The Trustee shall not incur any liability or responsibility whatsoever or be in any way responsible for the consequence of any breach on the part of the Company of any of the covenants herein contained or of any acts of any directors, officers, employees, agents or servants of the Company.

8.8  REPLACEMENT OF TRUSTEE

     (a) The Trustee may resign its trust and be discharged from all further duties and liabilities hereunder by giving to the Company not less than 45 days' prior notice in writing or such shorter prior notice as the Company may accept as sufficient. The Warrantholders by Extraordinary Resolution shall have the power at any time to remove the existing Trustee and to appoint a new trustee. In the event of the Trustee resigning or being removed as aforesaid or being dissolved, becoming bankrupt, going into liquidation or otherwise becoming incapable of acting hereunder, the Company shall forthwith appoint a new trustee unless a new trustee has already been appointed by the Warrantholders; failing such appointment by the Company, within 10 days the retiring Trustee or any Warrantholder may apply to a justice of the Ontario Court (General Division) at the Company's expense, on such notice as such justice may direct, for the appointment of a new trustee; but any new trustee so appointed by the Company or by the Court shall be subject to removal as aforesaid by the Warrantholders. Any new trustee appointed under any provision of this Section 8.8 shall be a corporation authorized to carry on the business of a trust company in the Province of Ontario such other jurisdiction as may be required by Applicable Legislation and shall maintain an office or agency in the City of Golden, Colorado where Warrants may be exercised pursuant to Section 3.1 or transferred pursuant to Section 2.9. On any such appointment, the new trustee shall be vested with the same powers, rights, duties and responsibilities as if it had been originally named herein as Trustee without any further assurance, conveyance, act or deed; but there shall be immediately executed, at the expense of the Company, all such conveyances or other instruments as may, in the opinion of counsel, be necessary or advisable for the purpose of assuring the same to the new trustee, provided that any resignation or removal of the Trustee and appointment of a successor trustee shall not become effective until the successor trustee shall have executed an appropriate instrument accepting such appointment and, at the request of the Company, the predecessor Trustee, upon payment of its outstanding remuneration and expenses, shall execute and deliver to the successor trustee an appropriate instrument transferring to such successor trustee all rights and powers of the predecessor Trustee hereunder.

     (b) Upon the appointment of a successor trustee, the Company shall promptly notify the Warrantholders thereof.

     (c) Any corporation into or with which the Trustee may be merged or consolidated or amalgamated, or any corporation succeeding to the trust business of the Trustee, shall be the successor to the Trustee hereunder without any further act on its part or of any of the parties hereto, provided that such corporation would be eligible for appointment as a new trustee under Section 8.8(a).

     (d) Any Warrants certified but not delivered by a predecessor trustee may be certified by the successor trustee in the name of the predecessor or successor trustee.

8.9  CONFLICT OF INTEREST

     (a) The Trustee represents to the Company that at the time of execution and delivery hereof no material conflict of interest exists which it is aware of in the Trustee's role as a fiduciary hereunder and agrees that in the event of a material conflict of interest arising which it becomes aware of hereafter it will, within 90 days after ascertaining that it has such a material conflict of interest, either eliminate the same or resign its trust hereunder to a successor trustee approved by the Company. If any such material conflict of interest exists or hereafter shall exist, the validity and enforceability of this Indenture and the Warrants shall not be affected in any manner whatsoever by reason thereof.

     (b) Subject to Section 8.9(a), the Trustee, in its personal or any other capacity, may buy, lend upon and deal in securities of the Company and generally may contract and enter into financial transactions with the Company or any subsidiary of the Company without being liable to account for any profit made thereby.

8.10 ACCEPTANCE OF TRUSTS

     The Trustee hereby accepts the trusts in this Indenture declared and provided for and agrees to perform the same upon the terms and conditions herein set forth, and to hold all rights, interests and benefits contained herein for and on behalf of those persons who become Warrantholders from time to time.

8.11 TRUSTEE NOT TO BE APPOINTED RECEIVER

     Neither the Trustee nor any person related to the Trustee shall be appointed a receiver or receiver and manager or liquidator of all or any part of the assets or undertaking of the Company.

8.12 INDEMNITY OF TRUSTEE

     The Company hereby indemnifies and holds harmless the Trustee and its officers from and against all reasonable costs, liabilities, expenses and disbursements (including reasonable legal fees and disbursements) that it might incur or to which it might have become subject in any action, suit or other similar legal proceeding that might be instituted against the Trustee arising from or out of any act, omission or error of the Trustee arising pursuant to this Indenture, provided that the Trustee acted in accordance with the standards set forth in Section 8.2 and that any such act, omission or error did not constitute negligence, wilful misconduct or bad faith on the part of the Trustee. This Section 8.12 shall survive the resignation or removal of the Trustee or the termination of this Indenture.

8.13 NOTICE

     (a) The Trustee shall not be bound to give any notice or to do or take any act, action, or proceeding by virtue of the powers conferred on it hereby unless and until it shall have been required so to do under the terms hereof and the Trustee shall not be required to take notice of any default of the Company hereunder unless and until notified in writing of the default (which notice must specify the nature of the default) and, in the absence of such notice, the Trustee may for all purposes hereunder conclusively assume that no default by the Company hereunder has occurred. The giving of any notice shall in no way limit the discretion of the

          Trustee hereunder as to whether any action is required to be taken in respect of any default hereunder.

     (b) Whenever any confirmation or instruction is required to be given to the Trustee pursuant to this Indenture, such confirmation or instruction must be in writing to be valid and effectively given.

8.14 ADDITIONAL PROVISIONS

     (a) All determination with respect to the validity of the exercise of Warrants, including the determination of the time of receipt by the Trustee of any Warrant Certificate or any other documents or instruments to be delivered in connection with the exercise of any Warrants, shall be determined by the Trustee in its sole and absolute discretion. The determination thereof by the Trustee shall be final and binding upon the Company and all Warrantholders affected by such determination.

     (b) The Trustee shall not be liable for any error of judgment made in good faith by a responsible officer or employee, unless it shall be proved that the Trustee was negligent.

     (c) The Trustee shall not be accountable with respect to the validity or value of any Underlying Securities which may at any time be issued and delivered upon the exercise of any Warrant.

     (d) The Trustee shall not be responsible for any failure of the Company to make any cash payment to issue, transfer or deliver the Underlying Securities upon the surrender of any Warrant for the purpose of exercise.

                                    ARTICLE 9
                                     GENERAL

9.1  NOTICE

     (a) Unless herein otherwise expressly provided, any notice, document or thing required or permitted to be given or delivered hereunder shall be deemed to be properly given or delivered if:

          (i) delivered in person to the address set out below and acknowledged by written receipt signed by the person receiving such notice;

          (ii) telecopied and confirmed by prepaid registered letter addressed to the party receiving such notice at its respective addresses set out below; or

          (iii) sent by prepaid registered letter (provided that any notice to be so given is not unlikely to reach its destination as a result of any actual or threatened interruption of mail services) or courier delivery addressed to the party receiving such notice at its respective address set out below:

the Company:     Gryphon Gold Corporation
                 Suite 810, Box 36
                 1130 West Pender Street
                 Vancouver, B.C. V6E 4A4

                 Attention: Chief Financial Officer
                 Fax: (604) 608-3262

with a copy to:  Gryphon Gold Corporation
                 390 Union Boulevard, Suite 360
                 Lakewood, Colorado
                 80228

                 Attention: Chief Financial Officer

the Trustee:     Computershare Trust Company of Canada
                 1500 University Street, Suite 700
                 Montreal, Quebec H2A 3S8

                 Attention: Manager, Corporate Trust
                 Fax: (514) 982-7677

a Warrantholder: the address appearing in the register of holders

     (b) Any notice or delivery given in accordance with this Section 9.1 shall be deemed to have been given and received:

          (i) if delivered in person in accordance with Section 9.1(a)(i), on the day of delivery in person (provided that such day is a Business Day at the place of receipt and delivery occurs prior to 4:00 p.m. (local time of the recipient) and, if it is not, on the next following Business Day);

          (ii) if telecopied in accordance with Section 9.1(a)(ii) during the business hours of the recipient, on the date of receipt of the telecopy (provided that such day is a Business Day at the place of receipt and, if it is not, on the next following Business Day) and if telecopied other than during business hours, on the next following Business Day; and

          (iii) if sent by prepaid registered letter or courier delivery in accordance with Section 9.1(a)(iii), on the date the letter is actually received by the addressee.

     (c) For greater certainty, a letter delivered by courier where such courier obtains a written acknowledgment of receipt from the party receiving the letter shall be considered a delivery in person in accordance with Section 9.1(a)(i) rather than the sending of a letter in accordance with Section 9.1(a)(iii).

     (d) The Company or the Trustee, as the case may be, may from time to time by notice in writing delivered in accordance with Section 9.1 change its address for purposes hereof.

9.2  ACCIDENTAL FAILURE TO GIVE NOTICE TO WARRANTHOLDERS

     Accidental error or omission in giving notice or accidental failure to give notice to any Warrantholder shall not invalidate any action or proceeding founded thereon.

9.3  COUNTERPARTS AND FORMAL DATE

     This Indenture may be executed in several counterparts, each of which when so executed shall be deemed to be an original and such counterparts together shall constitute one and the same instrument and notwithstanding their date of execution shall be deemed to be dated as of the date hereof.

9.4  SATISFACTION AND DISCHARGE OF INDENTURE

     Upon the earlier of: (i) the date by which all Warrants theretofore certified hereunder have been cancelled or deemed to be cancelled in accordance with Section 3.4; and (ii) the Expiry Time, this Indenture, except to the extent that Underlying Securities and certificates therefor have not been issued and delivered hereunder or the Company has not performed any of its obligations hereunder, shall cease to be of further effect in respect of the Company, and the Trustee, on written demand of and at the cost and expense of the Company, and upon delivery to the Trustee of a certificate of the Company stating that all conditions precedent to the satisfaction and discharge of this Indenture have been complied with and upon payment to the Trustee of the expenses, fees and other remuneration payable to the Trustee, shall execute proper instruments acknowledging satisfaction of and discharging this Indenture; provided that if the Trustee has not then performed any of its obligations hereunder, any such satisfaction and discharge of the Company's obligations hereunder shall not affect or diminish the rights of any Warrantholder or the Company against the Trustee.

9.5 PROVISIONS OF INDENTURE AND WARRANTS FOR THE SOLE BENEFIT OF PARTIES AND WARRANTHOLDERS

     Nothing in this Indenture, expressed or implied, shall give or be construed to give to any person other than the parties hereto and the holders from time to time of the Warrants any legal or equitable right, remedy or claim under this Indenture, or under any covenant or provision herein contained, all such covenants and provisions being for the sole benefit of the parties hereto and the Warrantholders.

9.6  LANGUAGE

     The parties hereto confirm their express wish that this Indenture and all documents and agreements directly or indirectly relating thereto be drawn up in the English language. Notwithstanding such express wish, the parties agree that any such document or agreement, or any part thereof or of this Indenture, may be drawn up in the French language.

     Les parties aux presentes confirment leur volonte expresse que la presente convention ainsi que tous les documents et conventions s'y rattachant directement ou indirectement soient rediges en anglais. Nonobstant cette volonte expresse, les parties aux presentes conviennent que la presente convention ainsi que tous les documents et conventions s'y rattachant directement ou indirectement, ou toute partie de ceux-ci, puissent etre rediges en francais.

9.7  PURCHASE OF WARRANTS BY COMPANY

     Subject to applicable law, the Company may from time to time purchase on any stock exchange in the open market, by invitation for tender, by private contract or otherwise any of the Warrants, on such terms as the Company may determine. Any such purchase may be made in such manner, from such persons, on such other terms and at such prices as the Company in its sole discretion may determine. The Warrant Certificates representing the Warrants purchased pursuant to this Section 9.7 shall forthwith be delivered to and cancelled by the Trustee. If requested by the Company, the Trustee shall furnish the Company with a certificate as to such destruction.

9.8  ASSIGNMENT

     This Indenture may not be assigned by either party hereto without the consent in writing of the other party. This Indenture shall enure to and bind the parties and their lawful successors and permitted assigns.

9.9  NO WAIVER, ETC.

     No act, omission, delay, acquiescence or course of conduct on the part of the party hereto, other than a specific written instrument, shall constitute a waiver of or consent to any breach or default by the other party hereto, or affect or limit the right of the party to insist on strict or timely performance of the obligation of the other party.

9.10 FURTHER ASSURANCES

     Each of the parties hereto shall do or cause to be done all such acts and things and execute such further documents, agreements and assurances as may reasonably be necessary or advisable from time to time to carry out the provisions of this Indenture in accordance with their true intent.

     IN WITNESS WHEREOF the parties hereto have executed this Indenture under the hands of their proper officers in that behalf.

                                           GRYPHON GOLD CORPORATION


                                           by
                                              ----------------------------------
                                           Name:
                                                 -------------------------------
                                           Title:
                                                  ------------------------------


                                           by
                                              ----------------------------------
                                           Name:
                                                 -------------------------------
                                           Title:
                                                  ------------------------------


                                           COMPUTERSHARE TRUST COMPANY OF CANADA


                                           by
                                              ----------------------------------
                                           Name:
                                                 -------------------------------
                                           Title:
                                                  ------------------------------


                                           by
                                              ----------------------------------
                                           Name:
                                                 -------------------------------
                                           Title:
                                                  ------------------------------

                                   SCHEDULE A
                          FORM OF WARRANT CERTIFICATE/
                                    ANNEXE A
                       FORMULAIRE DE BONS DE SOUSCRIPTION

Copy of specimen warrant certificate attached.


                     *French translation has been omitted.

     VOID AFTER 5:00 P.M. (TORONTO TIME) ON THE EXPIRY DATE REFERENCED BELOW

No./No

                      WARRANTS TO PURCHASE COMMON SHARES OF
                            GRYPHON GOLD CORPORATION
              (INCORPORATED UNDER THE LAWS OF THE STATE OF NEVADA)

NUMBER OF WARRANTS : __________                                         CUSIP __

THIS CERTIFIES that, for value received, the holder hereof

COMPUTERSHARE TRUST COMPANY OF CANADA

is the registered holder of the number of common share purchase warrants (the "WARRANTS") stated above and is entitled at any time at or after the date hereof and prior to 5:00 p.m. (Toronto time) on __ (the "EXPIRY TIME") to purchase in accordance with the provisions of the Indenture (as defined below) one common share (a "COMMON SHARE") of Gryphon Gold Corporation (the "COMPANY") for each such Warrant represented hereby at a price of Cdn$ __ per Common Share or the Canadian dollar equivalent thereof in accordance with the terms of the Indenture referred to below (the "EXERCISE PRICE") by surrendering to Computershare Trust Company of Canada (the "TRUSTEE") at its principal office in the City of Toronto, Ontario or at the principal office of Computershare Trust Company, Inc. (the "U.S. AGENT") in the City of Golden, Colorado this certificate together with an executed exercise form (the "EXERCISE

                     *French translation has been omitted.

FORM") in the form of the attached Exercise Form or any other written notice in a form satisfactory to the applicable Trustee, in either case duly completed and executed, and a certified cheque, bank draft or money order payable at par to or to the order of Gryphon Gold Corporation in the amount equal to the Exercise Price multiplied by the number of Common Shares subscribed for (subject to adjustment in certain circumstances); provided that unless the holder has surrendered the Warrants represented hereby for exercise pursuant to the provisions hereof and of the Indenture on or prior to the Expiry Time, the Warrants represented hereby shall be void and of no effect.

Upon the exercise of the Warrants evidenced hereby, the Company shall cause to be issued to the person(s) in whose name(s) the Common Shares so subscribed for are to be issued (provided that if the Common Shares are to be issued to a person other than a holder of this Warrant certificate, the holder's signature on the Exercise Form herein shall be guaranteed by a Canadian chartered bank, a major trust company in Canada, a firm which is a member of a recognized stock exchange in Canada, a member of the Investment Dealers Association of Canada, a national securities exchange in the United States, or the National Association of Securities Dealers, Inc. or a participant in the Securities Transfer Agents Medallion (STAMP) Program (an "ELIGIBLE INSTITUTION")) the number of Common Shares to be issued to such person(s), and such person(s) shall become a holder in respect of Common Shares with effect from the date of such exercise and upon the due surrender of this Warrant certificate the Company will, within three Business Days after receipt of notice from the Trustee of the exercise of such Warrants, cause a certificate(s) representing

                     *French translation has been omitted.

such Common Shares to be made available for pick-up by such person(s) at the principal office of the Trustee in the City of Toronto, Ontario or mailed to be available for pick-up at the principal office of the U.S. Agent in the City of Golden, Colorado or mailed to such person(s) at the address(es) specified in such Exercise Form.

If any Common Shares issuable upon the exercise of Warrants require the maintenance of a current Registration Statement, with respect to such Shares under the Securities Act of 1933, as amended (the "1933 ACT"), in no event shall such Common Shares be issued unless the Common Shares are registered under the 1933 Act pursuant to an effective Registration Statement and the Company causes to be delivered to the holder a U.S. Prospectus; provided, however that, if the Registration Statement ceases to be effective, prior to the Expiry Time and for so long as the Registration Statement is not effective, subject to applicable law, a holder of any Warrant may, at its option: (i) exercise such Warrants, if the holder is not a U.S. Purchaser and the holder delivers a duly completed and executed Warrant Exercise Certification (in the form attached as Schedule B to the Indenture) certifying that the holder: (A)(1) is not in the United States;
(2) is not a U.S. Person and is not exercising the Warrants for, or on behalf or benefit of, a U.S. Person or person in the United States; (3) did not execute or deliver the Warrant Exercise Form in the United States; (4) agrees not to engage in hedging transactions with regard to the Securities prior to the expiration of the one-year distribution compliance period set forth in Rule 903(b)(3) of Regulation S; (5) acknowledges that the Common Shares issuable upon exercise of the Warrants are "restricted securities" as defined in Rule 144 of the 1933 Act and upon the issuance thereof, and until such time as the

                     *French translation has been omitted.

same is no longer required under the applicable requirements of the 1933 Act or applicable U.S. state laws and regulations, the certificates representing the Common Shares will bear a restrictive legend; and (6) acknowledges that the Company shall refuse to register any transfer of the Securities not made in accordance with the provisions of Regulation S, pursuant to registration under the 1933 Act, or pursuant to an available exemption from registration under the 1933 Act; and (B) neither the Corporation nor the holder has engaged in any "directed selling efforts" (as defined in Regulation S) in the United States; or
(ii) exercise such Warrants in a transaction that does not require registration under the 1933 Act or any applicable U.S. state laws and regulations and the holder has (A) delivered a duly completed and executed Warrant Exercise Certification (in the form attached hereto as Schedule B) certifying that the holder is exercising the Warrants pursuant to such exemptions and (B) furnished to the Company, prior to such exercise, an opinion of counsel of recognized standing in form and substance satisfactory to the Company to such effect; or
(iii) if (A) the Current Market Price of one Common Share is greater than the Exercise Price and (B) a Registration Statement is not then effective, in lieu of exercising the Warrants by payment of cash, a holder may exercise such Warrants by a cashless exercise and shall receive the number of Common Shares equal to an amount as determined in Section 3.1(b)(iii) of the Indenture. If no Registration Statement is effective at any time when any Warrant is exercised, the holder shall deliver a completed Warrant Exercise Certification (attached as Schedule B to the Indenture) to the Trustee and the Company.

                     *French translation has been omitted.

This Warrant Certificate represents Warrants of the Company issued under the provisions of an Indenture (which indenture, together with all other instruments supplemental or ancillary thereto, is herein referred to as the "INDENTURE") dated __ between the Company and the Trustee, to which Indenture reference is hereby made for particulars of the rights of the holders and the Company and of the Trustee in respect thereof and the terms and conditions upon which the Warrants are issued and held, all to the same effect as if the provisions of the Indenture were herein set forth, to all of which the holder by acceptance hereof assents. A copy of the Indenture will be provided at no cost to a holder who makes a request for such copy to the Company or to the Trustee. If any conflict exists between the provisions contained herein and the provisions of the Indenture, the provisions of the Indenture shall govern.

The Indenture provides for adjustments to the right of exercise, including the Exercise Price and the amount of and class and kind of securities or other property issuable upon exercise, upon the happening of certain stated events, including the subdivision or consolidation of the Common Shares, certain distributions of Common Shares or securities convertible into Common Shares or of other securities or assets of the Company, certain offerings of rights, warrants or options, certain reorganizations, certain issuer bids, tender offers or exchange offers and the declaration of certain dividends.

                     *French translation has been omitted.

No fractional Common Shares are issuable upon the exercise of this Warrant. The Company will pay an amount in cash in lieu of issuing fractional Common Shares, in accordance with the Indenture. Holders of Warrants will not have any rights as shareholders of the Company by virtue of holding such Warrants.

Upon presentation to the Trustee at its principal office in the City of Toronto, Ontario or at the principal office of the U.S. Agent in the City Golden, Colorado, subject to the provisions of the Indenture and upon compliance with the reasonable requirements of the Trustee, this Warrant certificate may be exchanged for Warrant certificates in any other denomination representing in the aggregate the same number of Warrants. If the holder subscribes for a lesser number of Common Shares than the number of shares referred to in this Warrant certificate, the holder shall be entitled to receive a further Warrant certificate in respect of Common Shares referred to in this Warrant certificate but not subscribed for. The Company and the Trustee may treat the registered holder of this Warrant certificate for all purposes as the absolute owner hereof. The holding of this Warrant certificate shall not constitute the holder thereof a holder of Common Shares or entitle him to any right or interest in respect thereof except as herein and in the Indenture expressly provided.

Warrants may be transferred upon compliance with the conditions described in the Indenture, on the register to be kept at the principal office of the Trustee in the City of Toronto, by the registered holder thereof or his executors or administrators or other legal representatives, or his or their attorney appointed by instrument in

                     *French translation has been omitted.

writing in form and execution satisfactory to the Trustee with a signature guaranteed by an Eligible Institution and upon compliance with such reasonable requirements as the Trustee may prescribe (including the requirement to provide evidence of satisfactory compliance with applicable securities laws).

The Indenture contains provisions making binding upon the holders of Warrants outstanding thereunder resolutions passed at meetings of such holders held in accordance with such provisions and instruments in writing signed by the holders holding a specified percentage of the then unexercised Warrants.

This Warrant certificate and the Indenture shall be governed by the laws of the Province of Ontario and the federal laws of Canada applicable in that province. Time shall be of the essence hereof and of the Indenture. This Warrant certificate shall not be valid for any purpose until it has been certified by or on behalf of the Trustee for the time being under the Indenture.

IN WITNESS WHEREOF the Corporation has caused this Warrant certificate to be signed by its duly authorized officer as of __.

                            GRYPHON GOLD CORPORATION

Per/par:
     Authorized Signing Officer/Signaire autorise

                     *French translation has been omitted.

                       EXERCISE FORM/FORMULAIRE D'EXERCICE

TO: GRYPHON GOLD CORPORATION (the "CORPORATION")

The undersigned holder of the within Warrants hereby irrevocably exercises the Warrants represented hereby and subscribes for the maximum number of Common Shares (or other shares or securities or property issuable in accordance with the Indenture) of Gryphon Gold Corporation issuable pursuant to the number of warrants being exercised as specified below on the terms specified in the said Warrants and the Indenture at the Exercise Price and on the terms and conditions set forth in this certificate and in the Indenture and encloses herewith a certified cheque, bank draft or money order payable at par to the order of Gryphon Gold Corporation in an amount equal to the Exercise Price multiplied by the number of Common Shares subscribed for (subject to adjustment in certain circumstances). The undersigned hereby directs that the said Common Shares be issued in the name of the undersigned and delivered to the address of the undersigned as shown on the register of holders of Warrants, unless otherwise specified in the space provided below.

Name: __________________________________________________________________________

Nom : __________________________________________________________________________
      Please print or type name and address (including postal code) -

Address: _________________________

Number of Warrants being Exercised: ____________________________________________

                     *French translation has been omitted.

 SOCIAL INSURANCE OR   -----------------------
    OTHER TAXPAYER
IDENTIFICATION NUMBER  -----------------------


DATED this ________________ day of ______________,

Signature guaranteed by: ________________________

Signature garantie par : ________________________

Note: If the signature of the person executing this form is to be guaranteed, it must be guaranteed by an Eligible Institution. The guarantor must affix a stamp bearing the actual words: "Signature Guarantee"

Please indicate desired delivery method:

[ ] Please mail the certificate representing the aforesaid Common Shares (and certificate representing warrants not being exercised, if any) to the following address:

________________________________________________________________________________

________________________________________________________________________________

                     *French translation has been omitted.

[ ] Please hold the certificate representing the aforesaid Common Shares for pick up by the undersigned at 100 University Avenue, 9th Floor, Toronto, Ontario M5J 2Y1, Attention: Corporate Trust.

[ ] Please hold the certificate representing the aforesaid Common Shares for pick up by the undersigned at __.

Please note that if Common Shares are to be issued to a person other than the registered holder, the registered holder must pay to the Trustee all exigible taxes and duly execute the form of transfer and the signature of the registered holder must be guaranteed.

                                  TRANSFER FORM

FOR VALUE RECEIVED, ________________ hereby sells, assigns and transfers unto

________________________________________________________________________________
               Please print or type name and address of assignee -

________________________________________________________________________________
Warrants represented by the within Warrant certificate and does hereby irrevocably constitute and appoint

________________________________________________________________________________
as attorney, such attorney may substitute another to act for him, to transfer the said Warrants on the books of the Trustee and/or the Corporation.

DATED this ___ day of __________________,

                     *French translation has been omitted.

Signature guaranteed by:  ___________________________

                          ___________________________
                           Name of registered holder
                                 (please print)

                          ___________________________
                               Signature of or on
                          behalf of registered holder

                          ___________________________
                               Officer, Title or
                              other Authorization
                         (if holder not an individual)

Note: Signature of holder must be guaranteed by an Eligible Institution. The guarantor must affix a stamp bearing the actual words: "SIGNATURE GUARANTEE".

Upon any due transfer of Warrants, the transferee of a Warrant shall be a permitted assignee of the transferring holder and shall be entitled to the benefits of the covenants of the Corporation contained in the Warrant Indenture and granted by the Corporation, subject to the restrictions and limitations described therein.

NOTICE: The signature on this assignment must correspond exactly with the name as written upon the face of this certificate.

                     *French translation has been omitted.

                                   SCHEDULE B
                         WARRANT EXERCISE CERTIFICATION
                (TO BE COMPLETED ONLY IF A REGISTRATION STATEMENT
                                IS NOT EFFECTIVE)

To: GRYPHON GOLD CORPORATION
And To: COMPUTERSHARE TRUST COMPANY OF CANADA

The undersigned holder of the within Warrant Certificate, pursuant to the Warrant Indenture mentioned therein, hereby exercises certain Warrants (the "Exercised Warrants") evidenced thereby and hereby subscribes for a number of Common Shares of GRYPHON GOLD CORPORATION equal to such number of Common Shares or number or amount of other securities or property, or combination thereof, to which such exercise entitles him under the provisions of the Warrant Indenture at an aggregate price equal to the product of the Exercise Price and the number of Exercised Warrants, and on the terms specified in such Warrant Certificate and the Warrant Indenture, and in payment therefor, delivers herewith a bank draft, certified cheque or money order payable to GRYPHON GOLD CORPORATION. Capitalized terms not defined herein shall have the definitions set forth in the Warrant Indenture.

The undersigned represents that it (A) has had access to such current public information concerning GRYPHON GOLD CORPORATION as it considered necessary in connection with its investment decision and (B) understands that the securities issuable upon exercise hereof have not been registered under the United States Securities Act of 1933, as amended (the "U.S. Securities Act").

The undersigned represents and warrants that it: [CHECK ONE ONLY]

[ ]   A.   is not a U.S. Purchaser and it (1) is not in the United States; (2)
           is not a U.S. Person and is not exercising the Warrants for, or on behalf or benefit of, a U.S. Person or person in the United States;
           (3) did not execute or deliver the Warrant Exercise Form in the United States; (4) agrees not to engage in hedging transactions with regard to the Securities prior to the expiration of the one-year distribution compliance period set forth in Rule 903(b)(3) of Regulation S; (5) acknowledges that the Common Shares issuable upon exercise of the Warrants are "restricted securities" as defined in Rule 144 of the 1933 Act and upon the issuance thereof, and until such time as the same is no longer required under the applicable requirements of the 1933 Act or applicable U.S. state laws and regulations, the certificates representing the Common Shares will bear a restrictive legend; and (6) acknowledges that the Company shall refuse to register any transfer of the Securities not made in accordance with the provisions of Regulation S, pursuant to registration under the 1933 Act, or pursuant to an available exemption from registration under the 1933 Act; and (B) it holder has not engaged in any "directed selling efforts" (as defined in Regulation S) in the United States.

                     *French translation has been omitted.

[ ]   B.   the undersigned is delivering a written opinion of U.S. Counsel or a written confirmation from the Company to the effect that the Warrants and the Common Shares to be delivered upon exercise hereof have been registered under the United States Securities Act of 1933, as amended (the "U.S. Securities Act") or are exempt from registration thereunder.

[ ]   C.   the undersigned elects to exercise its the "cashless" exercise right in accordance with the terms hereof and Section 3(b)(iii) of the Warrant Indenture with respect to ________ Warrants. The undersigned will receive that number of Common Shares equal to the product of (x) the number of Warrants as to which is being exercised multiplied by
           (y) a fraction, the numerator of which is the Current Market Price per Common Share (as defined in the Warrant Indenture) less the Exercise Price and the denominator of which is such Current Market Price per Common Share.

Unless Box C above is checked, the undersigned holder understands that the certificate representing the Company's Common Shares is issued upon exercise of this Warrant will bear a legend restricting the transfer without registration under the U.S. Securities Act and applicable state securities laws substantially the form set forth in Section 3.1(c) of the Warrant Indenture.

If the holder has checked Box C above, upon exercise of the Warrants pursuant to the cashless exercise provision in Section 3.1(b)(iii) of the Indenture, the holder must tender the original warrant certificate; the exercise form and this Schedule B -- Warrant Exercise Certification directly to Gryphon Gold Corporation, Suite 810, 1130 West Pender St. Vancouver, B.C. V6E 4A4.

Name: __________________________________________________________________________
         Please print or type name and address (including postal code)

Address: __________________________


Number of Warrants being Exercised: ____________________________________________

                                    ____________________________________________

DATED this __________________ day of _________,


Signature guaranteed by: _____________________

                                        ----------------------------------------
                                        Name of registered holder (please print)


                                        ----------------------------------------
                                        Signature of or on behalf of
                                        registered holder

                                        ----------------------------------------
                                        Office, Title or other Authorization (if holder not an individual)
                     *French translation has been omitted.